FINANCIAL STATEMENTS
Columbus Life Insurance Company Separate Account 1
Year Ended December 31, 2022
With Report of Independent Registered Public
Accounting Firm

Columbus Life Insurance Company
Separate Account 1
Financial Statements

Year Ended December 31, 2022

Report of Independent Registered Public Accounting Firm

The Board of Directors of Columbus Life Insurance Company and
The Contract Owners of Columbus Life Insurance Company Separate Account 1

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Columbus Life Insurance Company Separate Account 1 (the Separate Account), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1999.
Cincinnati, Ohio
April 17, 2023
1

Appendix A
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
The Alger Portfolios	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Non-Affiliated:
Alger Large Cap Growth Fund
Alger Small Cap Growth Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Foreign VIP Fund
Templeton Growth VIP Fund

Guggenheim Variable Insurance Funds
Non-Affiliated:
Guggenheim VT Multi-Hedge Strategies Fund

2

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Invesco Variable Insurance Funds	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund
Invesco V.I. Government Securities Fund
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund
Invesco V.I. Discovery Mid Cap Growth Fund
Invesco V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. International Growth Fund
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund

Janus Henderson VIT Funds
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio
Janus Henderson Forty Portfolio
Janus Henderson Global Research Portfolio

JPMorgan Insurance Trust
Non-Affiliated:
JP Morgan IT Mid Cap Value

Massachusetts Financial Service Variable Insurance Trust (*II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
*MFS Core Equity Fund

Morgan Stanley Variable Insurance Funds
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF Global Real Estate Portfolio

3

Appendix A (continued)
Subaccounts comprising Columbus Life Insurance Company Separate Account 1

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Non-Affiliated:
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Total Return Portfolio

Putnam Variable Trust
Non-Affiliated Class 1B:
Putnam VT International Equity Fund
Putnam VT Sustainable Leaders Fund
Putnam VT Small Cap Value Fund
Putnam VT Equity Income Fund

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

Touchstone Variable Series Trust	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from April 17, 2021 (commencement of operations) through December 31, 2021
Affiliated Service Class:
Touchstone VST Balanced Fund
Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Moderate ETF Fund	N/A	For the period January 1, 2021 through April 16, 2021.
Touchstone VST Aggressive ETF Fund
Touchstone VST Conservative ETF Fund
DWS Investments VIT Funds	N/A	For the period January 1, 2021 through October 28, 2021.
Non-Affiliated Class A:
DWS Bond VIP Fund
Invesco Variable Insurance Funds
Non-Affiliated Series II:
Invesco V.I. Value Opportunities Fund	N/A	For the period January 1, 2021 through April 29, 2021.

4

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities
December 31, 2022

Subaccount	Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$402,314	$1	$402,315	$8.98	to	$9.12	44,224
Touchstone VST Bond Fund	7,542,593	1	7,542,594	9.25	to	9.55	790,315
Touchstone VST Common Stock Fund	11,996,744	(1)	11,996,743	13.64	to	14.07	854,645
Non-Affiliated:
Alger Large Cap Growth Fund	56,264	(1)	56,263			28.50	1,974
Alger Small Cap Growth Fund	34,950	—	34,950			27.51	1,271
JP Morgan IT Mid Cap Value	302	(1)	301			52.11	6
PIMCO VIT Long-Term U.S. Government Portfolio	42,286	(1)	42,285			26.93	1,570
PIMCO VIT CommodityRealReturn® Strategy Portfolio	18,651	—	18,651			16.64	1,121
PIMCO VIT Total Return Portfolio	150,013	—	150,013			15.94	9,411
Guggenheim VT Multi-Hedge Strategies Fund	18,714	—	18,714			14.51	1,290
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	834,471	(3)	834,468	9.94	to	13.50	64,470
MFS Growth Fund	14,056	—	14,056			38.14	368
MFS Investors Trust Fund	9,812	—	9,812			33.61	292
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	101,311	2	101,313			60.01	1,688
Janus Henderson Forty Portfolio	365,798	1	365,799			59.99	6,097
Janus Henderson Global Research Portfolio	165,958	—	165,958			25.35	6,548
MFS Growth Fund	19,997	—	19,997			47.02	425
MFS Mid Cap Growth Fund	2,078	—	2,078	21.10	to	30.82	70
MFS New Discovery Fund	5,909	1	5,910	34.29	to	45.91	129
MFS Core Equity Fund	11,913	—	11,913	19.58	to	20.99	567
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	34,351	—	34,351	22.28	to	28.27	1,229
Fidelity VIP Balanced Portfolio	838,733	1	838,734	31.44	to	40.21	21,024
Fidelity VIP Contrafund® Portfolio	1,426,079	(1)	1,426,078	47.19	to	60.55	24,167
Fidelity VIP Equity-Income Portfolio	778,493	(2)	778,491	30.95	to	40.05	19,877
Fidelity VIP Growth Portfolio	687,643	1	687,644	36.27	to	49.16	14,340
Fidelity VIP Growth & Income Portfolio	641,225	1	641,226	34.01	to	44.16	14,698
Fidelity VIP Mid Cap Portfolio	1,430,548	2	1,430,550	56.63	to	71.68	20,354
Fidelity VIP Freedom 2010 Portfolio	13,248	1	13,249			18.75	706
Fidelity VIP Freedom 2015 Portfolio	9,297	—	9,297			19.60	474
Fidelity VIP Freedom 2020 Portfolio	20,645	—	20,645			20.11	1,027
Fidelity VIP Freedom 2025 Portfolio	92,645	—	92,645			21.56	4,297
Fidelity VIP Freedom 2030 Portfolio	78,845	—	78,845			22.14	3,561
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	135,597	—	135,597			26.66	5,086
Invesco V.I. Government Securities Fund	14,460	(1)	14,459			16.67	867

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	5

Columbus Life Assurance Company Separate Account 1
Statement of Assets and Liabilities (continued)
December 31, 2022

Subaccount	Investments at fair value	Receivable from (payable to) the general account of Columbus Life	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	$411,697	$(1)	$411,696	$23.91	to	$28.53	15,353
Putnam VT Sustainable Leaders Fund	44	—	44			66.29	1
Putnam VT Small Cap Value Fund	213,180	—	213,180			53.82	3,961
Putnam VT Equity Income Fund	446,216	—	446,216			17.60	25,352
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	71,076	1	71,077			28.08	2,531
Invesco V.I. Discovery Mid Cap Growth Fund	142,886	(1)	142,885			12.98	11,006
Invesco V.I. Global Strategic Income Fund	544,178	—	544,178			9.22	59,029
Invesco Oppenheimer V.I. International Growth Fund	751,795	(1)	751,794			11.16	67,373
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	237,544	2	237,546			48.08	4,941
Franklin Income VIP Fund	682,187	1	682,188			36.90	18,488
Franklin Mutual Shares VIP Fund	327,420	(2)	327,418			35.56	9,207
Franklin Large Cap Growth VIP Fund	491,023	1	491,024			44.54	11,025
Franklin U.S. Government Securities VIP Fund	311,737	1	311,738			15.02	20,759
Templeton Foreign VIP Fund	571,971	—	571,971			26.80	21,338
Templeton Growth VIP Fund	148,228	1	148,229			28.73	5,159
Invesco V.I. Comstock Fund	197,125	1	197,126			54.40	3,623
Invesco V.I. American Franchise Fund	208,443	1	208,444			51.36	4,058
Invesco V.I. American Value Fund	256,274	—	256,274			28.19	9,090
Morgan Stanley VIF Emerging Markets Equity Portfolio	286,847	1	286,848			43.63	6,575
Morgan Stanley VIF Emerging Markets Debt Portfolio	3,945	—	3,945			19.26	205
Morgan Stanley VIF Global Real Estate Portfolio	19,119	—	19,119			24.99	765
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	4,113,904	—	4,113,904	32.16	to	47.23	88,651
DWS Small Cap Index VIP Fund	412,362	2	412,364	36.89	to	48.74	8,652

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	6

Columbus Life Assurance Company Separate Account 1
Statement of Operations
Year Ended December 31, 2022

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$2,068	$3,386	$(1,318)	$(11,145)	$100,748	$(173,745)	$(84,142)	$(85,460)
Touchstone VST Bond Fund	145,550	13,168	132,382	(9,398)	62,002	(1,403,687)	(1,351,083)	(1,218,701)
Touchstone VST Common Stock Fund	30,276	38,377	(8,101)	437,818	1,735,686	(4,894,971)	(2,721,467)	(2,729,568)
Non-Affiliated:
Alger Large Cap Growth Fund	—	633	(633)	1,746	3,153	(42,470)	(37,571)	(38,204)
Alger Small Cap Growth Fund	—	374	(374)	(559)	6,448	(27,861)	(21,972)	(22,346)
JP Morgan IT Mid Cap Value	3	2	1	—	45	(76)	(31)	(30)
PIMCO VIT Long-Term U.S. Government Portfolio	978	432	546	(1,300)	—	(16,755)	(18,055)	(17,509)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	4,191	127	4,064	322	—	(3,011)	(2,689)	1,375
PIMCO VIT Total Return Portfolio	4,276	812	3,464	(2,898)	—	(27,943)	(30,841)	(27,377)
Guggenheim VT Multi-Hedge Strategies Fund	233	123	110	203	203	(1,315)	(909)	(799)
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	12,074	5,599	6,475	—	—	—	—	6,475
MFS Growth Fund	—	158	(158)	937	1,884	(10,478)	(7,657)	(7,815)
MFS Investors Trust Fund	72	97	(25)	359	1,372	(3,879)	(2,148)	(2,173)
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	62	402	(340)	1,093	13,453	(27,406)	(12,860)	(13,200)
Janus Henderson Forty Portfolio	213	2,397	(2,184)	1,557	85,662	(329,492)	(242,273)	(244,457)
Janus Henderson Global Research Portfolio	1,563	792	771	943	19,774	(61,729)	(41,012)	(40,241)
MFS Growth Fund	—	111	(111)	667	2,817	(13,173)	(9,689)	(9,800)
MFS Mid Cap Growth Fund	—	12	(12)	(39)	363	(1,267)	(943)	(955)
MFS New Discovery Fund	—	32	(32)	(54)	2,319	(4,887)	(2,622)	(2,654)
MFS Core Equity Fund	10	58	(48)	493	1,451	(4,755)	(2,811)	(2,859)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	690	185	505	135	2,579	(9,874)	(7,160)	(6,655)
Fidelity VIP Balanced Portfolio	9,837	3,089	6,748	10,850	57,070	(271,923)	(204,003)	(197,255)
Fidelity VIP Contrafund® Portfolio	4,195	8,446	(4,251)	28,761	79,009	(644,624)	(536,854)	(541,105)
Fidelity VIP Equity-Income Portfolio	13,630	3,175	10,455	3,472	27,363	(102,365)	(71,530)	(61,075)
Fidelity VIP Growth Portfolio	2,164	3,087	(923)	18,343	51,218	(254,588)	(185,027)	(185,950)
Fidelity VIP Growth & Income Portfolio	9,708	2,124	7,584	41,955	13,748	(114,526)	(58,823)	(51,239)
Fidelity VIP Mid Cap Portfolio	4,048	6,216	(2,168)	(6,284)	104,330	(374,631)	(276,585)	(278,753)
Fidelity VIP Freedom 2010 Portfolio	264	88	176	34	804	(3,156)	(2,318)	(2,142)
Fidelity VIP Freedom 2015 Portfolio	198	12	186	(148)	1,105	(2,981)	(2,024)	(1,838)
Fidelity VIP Freedom 2020 Portfolio	398	146	252	(220)	2,147	(6,196)	(4,269)	(4,017)
Fidelity VIP Freedom 2025 Portfolio	1,789	596	1,193	709	6,493	(27,903)	(20,701)	(19,508)
Fidelity VIP Freedom 2030 Portfolio	1,415	479	936	68	5,523	(23,187)	(17,596)	(16,660)
Non-Affilitated Series I:
Invesco V.I. American Franchise Fund	—	1,405	(1,405)	1,501	41,077	(104,756)	(62,178)	(63,583)
Invesco V.I. Government Securities Fund	309	142	167	(198)	—	(1,867)	(2,065)	(1,898)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	4,051	1,958	2,093	(1,283)	28,991	(61,791)	(34,083)	(31,990)
Putnam VT Sustainable Leaders Fund	1	—	1	1	7	(22)	(14)	(13)
Putnam VT Small Cap Value Fund	382	978	(596)	2,892	31,396	(67,110)	(32,822)	(33,418)
Putnam VT Equity Income Fund	2,840	1,154	1,686	2,249	16,451	(18,906)	(206)	1,480
Non-Affilitated Series II:
Invesco V.I. Core Equity Fund	480	282	198	(303)	12,049	(30,584)	(18,838)	(18,640)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	7

Columbus Life Assurance Company Separate Account 1
Statement of Operations (continued)
Year Ended December 31, 2022

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Series II (continued):
Invesco V.I. Discovery Mid Cap Growth Fund	$—	$837	$(837)	$(2,138)	$48,019	$(111,764)	$(65,883)	$(66,720)
Invesco V.I. Global Strategic Income Fund	—	1,815	(1,815)	(9,547)	—	(64,737)	(74,284)	(76,099)
Invesco Oppenheimer V.I. International Growth Fund	—	3,287	(3,287)	(16,723)	143,336	(425,249)	(298,636)	(301,923)
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	7,319	1,264	6,055	(16,575)	115,645	(124,512)	(25,442)	(19,387)
Franklin Income VIP Fund	34,812	1,961	32,851	(3,521)	14,130	(87,140)	(76,531)	(43,680)
Franklin Mutual Shares VIP Fund	6,260	872	5,388	(3,559)	37,804	(67,577)	(33,332)	(27,944)
Franklin Large Cap Growth VIP Fund	—	2,444	(2,444)	(31,844)	162,464	(464,174)	(333,554)	(335,998)
Franklin U.S. Government Securities VIP Fund	7,607	1,319	6,288	(4,426)	—	(36,778)	(41,204)	(34,916)
Templeton Foreign VIP Fund	19,285	2,073	17,212	(40,725)	—	(37,339)	(78,064)	(60,852)
Templeton Growth VIP Fund	238	752	(514)	(4,455)	—	(16,050)	(20,505)	(21,019)
Invesco V.I. Comstock Fund	2,724	1,197	1,527	4,469	6,211	(11,725)	(1,045)	482
Invesco V.I. American Franchise Fund	—	678	(678)	1,387	68,453	(165,175)	(95,335)	(96,013)
Invesco V.I. American Value Fund	1,177	944	233	(367)	47,658	(52,598)	(5,307)	(5,074)
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,072	1,248	(176)	(1,815)	30,640	(120,687)	(91,862)	(92,038)
Morgan Stanley VIF Emerging Markets Debt Portfolio	287	27	260	(108)	—	(999)	(1,107)	(847)
Morgan Stanley VIF Global Real Estate Portfolio	878	138	740	(986)	777	(7,221)	(7,430)	(6,690)
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	55,387	16,855	38,532	61,242	258,055	(1,323,978)	(1,004,681)	(966,149)
DWS Small Cap Index VIP Fund	4,238	1,935	2,303	(10,798)	79,740	(186,349)	(117,407)	(115,104)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	8

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2022

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$(1,318)	$89,603	$(173,745)	$(85,460)	$39,799	$(79,435)	$(21,852)	$42,260	$(4,549)	$(23,777)	$(109,237)	$511,552	$402,315	7,558	(10,543)	(2,985)
Touchstone VST Bond Fund	132,382	52,604	(1,403,687)	(1,218,701)	81,810	(67,913)	(45,842)	903,371	(7,612)	863,814	(354,887)	7,897,481	7,542,594	90,818	(12,941)	77,877
Touchstone VST Common Stock Fund	(8,101)	2,173,504	(4,894,971)	(2,729,568)	230,266	(262,568)	(263,729)	(969,882)	(24,687)	(1,290,600)	(4,020,168)	16,016,911	11,996,743	7,920	(90,638)	(82,718)
Non-Affiliated:
Alger Large Cap Growth Fund	(633)	4,899	(42,470)	(38,204)	—	(2,956)	(1,316)	(56)	(180)	(4,508)	(42,712)	98,975	56,263	—	(137)	(137)
Alger Small Cap Growth Fund	(374)	5,889	(27,861)	(22,346)	—	(679)	—	(164)	(121)	(964)	(23,310)	58,260	34,950	—	(30)	(30)
JP Morgan IT Mid Cap Value	1	45	(76)	(30)	—	(8)	—	1	(2)	(9)	(39)	340	301	—	—	—
PIMCO VIT Long-Term U.S. Government Portfolio	546	(1,300)	(16,755)	(17,509)	2,875	(3,633)	(2,368)	3,943	(385)	432	(17,077)	59,362	42,285	204	(188)	16
PIMCO VIT CommodityRealReturn® Strategy Portfolio	4,064	322	(3,011)	1,375	1,696	(692)	—	(612)	(338)	54	1,429	17,222	18,651	91	(94)	(3)
PIMCO VIT Total Return Portfolio	3,464	(2,898)	(27,943)	(27,377)	9,950	(6,416)	(10,777)	(3,188)	(1,704)	(12,135)	(39,512)	189,525	150,013	583	(1,361)	(778)
Guggenheim VT Multi-Hedge Strategies Fund	110	406	(1,315)	(799)	1,544	(597)	—	(1,672)	(186)	(911)	(1,710)	20,424	18,714	100	(170)	(70)
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	6,475	—	—	6,475	49,179	(97,307)	(6,392)	10,698	(4,920)	(48,742)	(42,267)	876,735	834,468	5,680	(9,845)	(4,165)
MFS Growth Fund	(158)	2,821	(10,478)	(7,815)	—	(644)	(1,871)	(236)	(83)	(2,834)	(10,649)	24,705	14,056	—	(71)	(71)
MFS Investors Trust Fund	(25)	1,731	(3,879)	(2,173)	—	(743)	—	—	(41)	(784)	(2,957)	12,769	9,812	—	(22)	(22)
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	(340)	14,546	(27,406)	(13,200)	3,369	(3,667)	—	27,357	(407)	26,652	13,452	87,861	101,313	539	(79)	460
Janus Henderson Forty Portfolio	(2,184)	87,219	(329,492)	(244,457)	12,703	(12,695)	(42,507)	(60,858)	(1,703)	(105,060)	(349,517)	715,316	365,799	577	(2,382)	(1,805)
Janus Henderson Global Research Portfolio	771	20,717	(61,729)	(40,241)	10,009	(4,398)	—	876	(719)	5,768	(34,473)	200,431	165,958	380	(189)	191
MFS Growth Fund	(111)	3,484	(13,173)	(9,800)	—	(934)	—	1	(81)	(1,014)	(10,814)	30,811	19,997	—	(22)	(22)
MFS Mid Cap Growth Fund	(12)	324	(1,267)	(955)	—	(98)	(239)	2	(10)	(345)	(1,300)	3,378	2,078	1	(15)	(14)
MFS New Discovery Fund	(32)	2,265	(4,887)	(2,654)	—	(180)	(58)	7	(13)	(244)	(2,898)	8,808	5,910	—	(5)	(5)
MFS Core Equity Fund	(48)	1,944	(4,755)	(2,859)	—	(303)	—	(2,415)	(36)	(2,754)	(5,613)	17,526	11,913	—	(122)	(122)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	505	2,714	(9,874)	(6,655)	1,310	(1,447)	—	(1,659)	(121)	(1,917)	(8,572)	42,923	34,351	43	(118)	(75)
Fidelity VIP Balanced Portfolio	6,748	67,920	(271,923)	(197,255)	23,861	(45,393)	(19,867)	2,248	(3,695)	(42,846)	(240,101)	1,078,835	838,734	426	(1,513)	(1,087)
Fidelity VIP Contrafund® Portfolio	(4,251)	107,770	(644,624)	(541,105)	69,664	(76,867)	(50,161)	(5,318)	(9,854)	(72,536)	(613,641)	2,039,719	1,426,078	1,184	(2,371)	(1,187)
Fidelity VIP Equity-Income Portfolio	10,455	30,835	(102,365)	(61,075)	24,917	(32,903)	(4,288)	(77,872)	(3,260)	(93,406)	(154,481)	932,972	778,491	1,696	(4,339)	(2,643)
Fidelity VIP Growth Portfolio	(923)	69,561	(254,588)	(185,950)	35,302	(28,355)	(52,937)	163,374	(4,211)	113,173	(72,777)	760,421	687,644	4,433	(2,122)	2,311
Fidelity VIP Growth & Income Portfolio	7,584	55,703	(114,526)	(51,239)	20,685	(33,834)	(20,884)	(100,743)	(3,892)	(138,668)	(189,907)	831,133	641,226	485	(3,828)	(3,343)
Fidelity VIP Mid Cap Portfolio	(2,168)	98,046	(374,631)	(278,753)	58,732	(70,785)	(69,642)	(31,835)	(6,282)	(119,812)	(398,565)	1,829,115	1,430,550	461	(2,197)	(1,736)
Fidelity VIP Freedom 2010 Portfolio	176	838	(3,156)	(2,142)	1,631	(943)	—	(28)	(195)	465	(1,677)	14,926	13,249	78	(59)	19
Fidelity VIP Freedom 2015 Portfolio	186	957	(2,981)	(1,838)	813	(269)	—	(1,200)	(31)	(687)	(2,525)	11,822	9,297	37	(77)	(40)
Fidelity VIP Freedom 2020 Portfolio	252	1,927	(6,196)	(4,017)	2,709	(1,728)	—	(42)	(289)	650	(3,367)	24,012	20,645	121	(97)	24
Fidelity VIP Freedom 2025 Portfolio	1,193	7,202	(27,903)	(19,508)	2,980	(4,343)	—	(15)	(991)	(2,369)	(21,877)	114,522	92,645	111	(242)	(131)
Fidelity VIP Freedom 2030 Portfolio	936	5,591	(23,187)	(16,660)	5,540	(3,339)	—	135	(798)	1,538	(15,122)	93,967	78,845	210	(168)	42

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	9

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2022

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$(1,405)	$42,578	$(104,756)	$(63,583)	$6,033	$(6,922)	$(3,533)	$4,835	$(895)	$(482)	$(64,065)	$199,662	$135,597	323	(350)	(27)
Invesco V.I. Government Securities Fund	167	(198)	(1,867)	(1,898)	865	(2,201)	—	507	(146)	(975)	(2,873)	17,332	14,459	76	(133)	(57)
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	2,093	27,708	(61,791)	(31,990)	18,196	(13,815)	(434)	132,436	(1,207)	135,176	103,186	308,510	411,696	5,808	(517)	5,291
Putnam VT Sustainable Leaders Fund	1	8	(22)	(13)	—	(2)	—	—	—	(2)	(15)	59	44	—	—	—
Putnam VT Small Cap Value Fund	(596)	34,288	(67,110)	(33,418)	10,127	(12,473)	(1,069)	(8,844)	(1,126)	(13,385)	(46,803)	259,983	213,180	210	(452)	(242)
Putnam VT Equity Income Fund	1,686	18,700	(18,906)	1,480	6,672	(8,374)	(415)	245,416	(1,031)	242,268	243,748	202,468	446,216	15,122	(913)	14,209
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	198	11,746	(30,584)	(18,640)	4,379	(1,624)	—	1,416	(98)	4,073	(14,567)	85,644	71,077	189	(75)	114
Invesco V.I. Discovery Mid Cap Growth Fund	(837)	45,881	(111,764)	(66,720)	8,558	(7,177)	(9,622)	12,444	(1,310)	2,893	(63,827)	206,712	142,885	1,276	(1,236)	40
Invesco V.I. Global Strategic Income Fund	(1,815)	(9,547)	(64,737)	(76,099)	39,035	(25,681)	(12,305)	1,412	(1,520)	941	(75,158)	619,336	544,178	4,081	(4,365)	(284)
Invesco Oppenheimer V.I. International Growth Fund	(3,287)	126,613	(425,249)	(301,923)	40,423	(38,968)	(18,197)	20,885	(3,411)	732	(301,191)	1,052,985	751,794	8,788	(10,146)	(1,358)
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	6,055	99,070	(124,512)	(19,387)	14,304	(10,233)	—	(11,503)	(1,617)	(9,049)	(28,436)	265,982	237,546	246	(461)	(215)
Franklin Income VIP Fund	32,851	10,609	(87,140)	(43,680)	31,410	(34,823)	(360)	(26,968)	(2,497)	(33,238)	(76,918)	759,106	682,188	728	(1,686)	(958)
Franklin Mutual Shares VIP Fund	5,388	34,245	(67,577)	(27,944)	22,162	(20,571)	(3,989)	(5,015)	(628)	(8,041)	(35,985)	363,403	327,418	639	(892)	(253)
Franklin Large Cap Growth VIP Fund	(2,444)	130,620	(464,174)	(335,998)	18,276	(22,256)	(427)	(93,687)	(3,438)	(101,532)	(437,530)	928,554	491,024	1,150	(3,357)	(2,207)
Franklin U.S. Government Securities VIP Fund	6,288	(4,426)	(36,778)	(34,916)	20,510	(7,317)	(9,514)	(1,913)	(3,050)	(1,284)	(36,200)	347,938	311,738	1,547	(1,698)	(151)
Templeton Foreign VIP Fund	17,212	(40,725)	(37,339)	(60,852)	42,716	(28,558)	(18,510)	(53,358)	(2,250)	(59,960)	(120,812)	692,783	571,971	1,957	(4,499)	(2,542)
Templeton Growth VIP Fund	(514)	(4,455)	(16,050)	(21,019)	14,800	(7,597)	(1,760)	(11,587)	(1,290)	(7,434)	(28,453)	176,682	148,229	490	(773)	(283)
Invesco V.I. Comstock Fund	1,527	10,680	(11,725)	482	7,580	(15,314)	(2,853)	(4,125)	(1,685)	(16,397)	(15,915)	213,041	197,126	180	(506)	(326)
Invesco V.I. American Franchise Fund	(678)	69,840	(165,175)	(96,013)	12,519	(12,037)	(2,052)	5,734	(400)	3,764	(92,249)	300,693	208,444	271	(235)	36
Invesco V.I. American Value Fund	233	47,291	(52,598)	(5,074)	10,356	(9,014)	(9,008)	8,891	(794)	431	(4,643)	260,917	256,274	1,439	(1,339)	100
Morgan Stanley VIF Emerging Markets Equity Portfolio	(176)	28,825	(120,687)	(92,038)	19,038	(12,522)	(3,758)	26,714	(1,865)	27,607	(64,431)	351,279	286,848	858	(311)	547
Morgan Stanley VIF Emerging Markets Debt Portfolio	260	(108)	(999)	(847)	614	(226)	—	209	(118)	479	(368)	4,313	3,945	37	(14)	23
Morgan Stanley VIF Global Real Estate Portfolio	740	(209)	(7,221)	(6,690)	2,896	(905)	(396)	42	(494)	1,143	(5,547)	24,666	19,119	152	(116)	36
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	38,532	319,297	(1,323,978)	(966,149)	158,802	(154,414)	(89,034)	(57,209)	(17,588)	(159,443)	(1,125,592)	5,239,496	4,113,904	2,265	(5,762)	(3,497)
DWS Small Cap Index VIP Fund	2,303	68,942	(186,349)	(115,104)	19,464	(15,078)	(7,162)	(13,230)	(3,862)	(19,868)	(134,972)	547,336	412,364	449	(890)	(441)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	10

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets
Year Ended December 31, 2021

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Moderate ETF Fund (c)	$3,395	$19,751	$(9,048)	$14,098	$5,375	$(23,734)	$(1)	$(239,090)	$(461)	$(257,911)	$(243,813)	$243,813	$—	1,380	(12,659)	(11,279)
Touchstone VST Aggressive ETF Fund (c)	1,960	37,875	(25,494)	14,341	5,986	(1,549)	—	(182,757)	(987)	(179,307)	(164,966)	164,966	—	241	(7,144)	(6,903)
Touchstone VST Conservative ETF Fund (c)	367	1,358	(1,114)	611	1,516	(515)	(371)	(21,179)	(150)	(20,699)	(20,088)	20,088	—	79	(1,104)	(1,025)
Touchstone VST Balanced Fund (b)	(1,574)	7,914	26,468	32,808	29,500	(61,285)	(160)	514,504	(3,815)	478,744	511,552	—	511,552	52,990	(5,781)	47,209
Touchstone VST Bond Fund	173,558	97,947	(394,944)	(123,439)	64,511	(63,720)	(677,381)	443,465	(9,912)	(243,037)	(366,476)	8,263,957	7,897,481	45,162	(68,422)	(23,260)
Touchstone VST Common Stock Fund	17,209	1,105,969	2,505,743	3,628,921	248,143	(279,752)	(1,112,739)	(679,053)	(33,787)	(1,857,188)	1,771,733	14,245,178	16,016,911	6,402	(131,802)	(125,400)
Non-Affiliated:
Alger Large Cap Growth Fund	(900)	26,139	(15,152)	10,087	—	(4,670)	(202)	(109)	(257)	(5,238)	4,849	94,126	98,975	9	(123)	(114)
Alger Small Cap Growth Fund	(588)	20,482	(24,076)	(4,182)	—	(1,579)	—	(785)	(182)	(2,546)	(6,728)	64,988	58,260	—	(50)	(50)
JP Morgan IT Mid Cap Value	2	16	60	78	—	(7)	—	2	(2)	(7)	71	269	340	—	—	—
PIMCO VIT Long-Term U.S. Government Portfolio	363	10,521	(13,885)	(3,001)	2,869	(3,452)	—	7,264	(419)	6,262	3,261	56,101	59,362	262	(93)	169
PIMCO VIT CommodityRealReturn® Strategy Portfolio	604	(24)	3,759	4,339	2,276	(483)	(1,128)	(533)	(380)	(248)	4,091	13,131	17,222	148	(167)	(19)
PIMCO VIT Total Return Portfolio	2,263	8,275	(13,670)	(3,132)	13,045	(8,571)	(131)	16,634	(3,890)	17,087	13,955	175,570	189,525	1,681	(812)	869
Guggenheim VT Multi-Hedge Strategies Fund	(125)	572	889	1,336	1,052	(486)	—	812	(254)	1,124	2,460	17,964	20,424	116	(49)	67
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	(5,542)	—	—	(5,542)	53,003	(99,374)	(81,168)	166,444	(4,780)	34,125	28,583	848,152	876,735	14,299	(12,632)	1,667
MFS Growth Fund	(211)	4,498	415	4,702	—	(1,448)	(253)	(106)	(112)	(1,919)	2,783	21,922	24,705	9	(47)	(38)
MFS Investors Trust Fund	(33)	899	1,844	2,710	—	(601)	(153)	(22)	(38)	(814)	1,896	10,873	12,769	5	(27)	(22)
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	(223)	9,168	3,162	12,107	3,350	(3,180)	(8)	(12)	(406)	(256)	11,851	76,010	87,861	58	(68)	(10)
Janus Henderson Forty Portfolio	(3,122)	119,764	22,659	139,301	14,584	(16,556)	(56,866)	(5,636)	(2,464)	(66,938)	72,363	642,953	715,316	149	(955)	(806)
Janus Henderson Global Research Portfolio	(389)	12,881	16,764	29,256	9,113	(4,101)	(5,789)	(428)	(1,199)	(2,404)	26,852	173,579	200,431	279	(407)	(128)
MFS Growth Fund	(138)	6,025	51	5,938	—	(1,024)	(1,246)	17	(93)	(2,346)	3,592	27,219	30,811	—	(40)	(40)
MFS Mid Cap Growth Fund	(31)	3,151	(2,491)	629	—	(442)	(5,986)	(274)	(20)	(6,722)	(6,093)	9,471	3,378	1	(172)	(171)
MFS New Discovery Fund	(48)	2,897	(2,585)	264	—	(358)	(2,515)	(8)	(20)	(2,901)	(2,637)	11,445	8,808	3	(46)	(43)
MFS Core Equity Fund	(26)	1,318	2,208	3,500	—	(343)	—	(32)	(39)	(414)	3,086	14,440	17,526	—	(21)	(21)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	11

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2021

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract Maintenance Charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	$393	$775	$2,465	$3,633	$1,339	$(1,662)	$(47)	$(49)	$(129)	$(548)	$3,085	$39,838	$42,923	66	(90)	(24)
Fidelity VIP Balanced Portfolio	4,173	98,517	62,885	165,575	24,521	(39,481)	(26,020)	1,839	(3,837)	(42,978)	122,597	956,238	1,078,835	486	(1,513)	(1,027)
Fidelity VIP Contrafund® Portfolio	(9,594)	336,745	136,006	463,157	75,703	(91,907)	(140,794)	(24,855)	(14,054)	(195,907)	267,250	1,772,469	2,039,719	1,058	(3,755)	(2,697)
Fidelity VIP Equity-Income Portfolio	12,029	126,244	59,210	197,483	29,953	(36,492)	(65,962)	(39,038)	(3,182)	(114,721)	82,762	850,210	932,972	567	(3,562)	(2,995)
Fidelity VIP Growth Portfolio	(3,698)	195,917	(47,967)	144,252	30,036	(27,658)	(50,633)	(1,106)	(5,517)	(54,878)	89,374	671,047	760,421	568	(1,601)	(1,033)
Fidelity VIP Growth & Income Portfolio	15,233	61,281	96,034	172,548	21,598	(29,240)	(11,100)	(15,615)	(3,731)	(38,088)	134,460	696,673	831,133	355	(1,331)	(976)
Fidelity VIP Mid Cap Portfolio	(578)	316,243	59,340	375,005	54,839	(70,890)	(27,803)	(55,231)	(8,035)	(107,120)	267,885	1,561,230	1,829,115	592	(2,134)	(1,542)
Fidelity VIP Freedom 2010 Portfolio	23	744	(63)	704	1,618	(778)	(355)	(293)	(227)	(35)	669	14,257	14,926	81	(87)	(6)
Fidelity VIP Freedom 2015 Portfolio	34	2,453	(1,024)	1,463	2,661	(872)	—	(12,841)	(269)	(11,321)	(9,858)	21,680	11,822	125	(623)	(498)
Fidelity VIP Freedom 2020 Portfolio	(2)	5,092	(2,206)	2,884	2,689	(1,932)	(17,591)	119	(379)	(17,094)	(14,210)	38,222	24,012	113	(855)	(742)
Fidelity VIP Freedom 2025 Portfolio	221	10,612	622	11,455	3,592	(4,697)	(15,142)	(133)	(1,372)	(17,752)	(6,297)	120,819	114,522	111	(848)	(737)
Fidelity VIP Freedom 2030 Portfolio	311	8,724	1,497	10,532	6,019	(2,967)	(13,552)	912	(938)	(10,526)	6	93,961	93,967	264	(688)	(424)
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	(1,790)	37,073	(14,576)	20,707	7,282	(8,416)	(13,293)	69	(1,029)	(15,387)	5,320	194,342	199,662	320	(727)	(407)
Invesco V.I. Government Securities Fund	274	59	(889)	(556)	761	(1,944)	(272)	2,769	(145)	1,169	613	16,719	17,332	174	(114)	60
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	1,309	16,485	5,136	22,930	19,127	(11,288)	(4,464)	(2,110)	(1,326)	(61)	22,869	285,641	308,510	746	(771)	(25)
Putnam VT Sustainable Leaders Fund	—	6	5	11	—	(2)	—	(1)	—	(3)	8	51	59	—	—	—
Putnam VT Small Cap Value Fund	897	6,483	81,311	88,691	13,809	(16,131)	(13,389)	(58,203)	(1,322)	(75,236)	13,455	246,528	259,983	151	(1,524)	(1,373)
Putnam VT Equity Income Fund	1,509	8,817	33,161	43,487	6,941	(4,459)	(413)	(6,043)	(925)	(4,899)	38,588	163,880	202,468	290	(629)	(339)
Non-Affiliated Series II:
Invesco V.I. Value Opportunities Fund (c)	711	38,303	9,652	48,666	3,716	(2,216)	—	(252,164)	(226)	(250,890)	(202,224)	202,224	—	96	(6,956)	(6,860)
Invesco V.I. Core Equity Fund	(23)	793	19,455	20,225	8,590	(1,588)	(20,633)	(1,552)	(221)	(15,404)	4,821	80,823	85,644	282	(770)	(488)
Invesco V.I. Discovery Mid Cap Growth Fund (a)	(1,111)	35,727	602	35,218	9,425	(10,037)	(26,169)	7,439	(2,147)	(21,489)	13,729	192,983	206,712	1,016	(2,211)	(1,195)
Invesco V.I. Global Strategic Income Fund (a)	25,049	(1,433)	(47,806)	(24,190)	31,841	(24,132)	(3,639)	32,109	(1,716)	34,463	10,273	609,063	619,336	5,958	(2,896)	3,062
Invesco Oppenheimer V.I. International Growth Fund	(3,999)	105,655	(8,068)	93,588	43,458	(41,733)	(12,253)	17,713	(3,992)	3,193	96,781	956,204	1,052,985	3,342	(3,341)	1
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	4,592	14,553	34,438	53,583	14,380	(7,688)	(10,301)	(4,932)	(2,548)	(11,089)	42,494	223,488	265,982	316	(585)	(269)
Franklin Income VIP Fund	31,517	(387)	76,747	107,877	25,565	(26,340)	—	2,198	(2,676)	(1,253)	106,624	652,482	759,106	771	(841)	(70)
Franklin Mutual Shares VIP Fund	9,400	(12,621)	64,308	61,087	14,012	(23,115)	(11,670)	(20,045)	(644)	(41,462)	19,625	343,778	363,403	456	(1,660)	(1,204)
Franklin Large Cap Growth VIP Fund	(3,201)	137,885	(9,493)	125,191	18,261	(23,548)	(20,700)	(16,910)	(4,095)	(46,992)	78,199	850,355	928,554	411	(1,148)	(737)
Franklin U.S. Government Securities VIP Fund	6,967	(918)	(13,601)	(7,552)	25,953	(9,043)	(5,456)	32,094	(3,108)	40,440	32,888	315,050	347,938	3,164	(842)	2,322
Templeton Foreign VIP Fund	11,102	(8,705)	25,204	27,601	39,583	(32,893)	(54,210)	(141)	(2,599)	(50,260)	(22,659)	715,442	692,783	1,686	(3,493)	(1,807)
Templeton Growth VIP Fund	1,068	(463)	6,647	7,252	8,839	(5,473)	(1,455)	4,456	(1,481)	4,886	12,138	164,544	176,682	466	(339)	127

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	12

Columbus Life Assurance Company Separate Account 1
Statements of Changes in Net Assets (continued)
Year Ended December 31, 2021

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions									Unit transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Invesco V.I. Comstock Fund	$2,086	$2,389	$52,110	$56,585	$11,102	$(16,202)	$(18,396)	$(5,113)	$(1,714)	$(30,323)	$26,262	$186,779	$213,041	259	(916)	(657)
Invesco V.I. American Franchise Fund	(834)	44,756	(11,957)	31,965	4,219	(13,299)	(1,161)	(4,245)	(601)	(15,087)	16,878	283,815	300,693	53	(270)	(217)
Invesco V.I. American Value Fund	(113)	4,608	12,944	17,439	7,319	(5,345)	(1,552)	225,186	(587)	225,021	242,460	18,457	260,917	9,142	(964)	8,178
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,269	5,443	1,784	8,496	16,127	(11,638)	(5,432)	12,698	(2,185)	9,570	18,066	333,213	351,279	515	(374)	141
Morgan Stanley VIF Emerging Markets Debt Portfolio	159	(19)	(257)	(117)	450	(213)	—	712	(121)	828	711	3,602	4,313	45	(12)	33
Morgan Stanley VIF Global Real Estate Portfolio	363	(164)	4,127	4,326	3,783	(859)	—	(301)	(523)	2,100	6,426	18,240	24,666	116	(54)	62
Non-Affiliated Class A:
DWS Bond VIP Fund (c)	389	43	(542)	(110)	—	(75)	—	(21,238)	(79)	(21,392)	(21,502)	21,502	—	—	(1,172)	(1,172)
DWS Equity 500 Index VIP Fund	56,986	575,156	598,147	1,230,289	152,976	(163,125)	(601,677)	(52,044)	(18,757)	(682,627)	547,662	4,691,834	5,239,496	6,290	(19,853)	(13,563)
DWS Small Cap Index VIP Fund	2,658	53,903	23,313	79,874	19,648	(17,337)	(71,874)	(12,902)	(4,514)	(86,979)	(7,105)	554,441	547,336	476	(1,910)	(1,434)

See accompanying notes

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.	13

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements
December 31, 2022
1. Organization and Nature of Operations
Columbus Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy.
The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 57 subaccounts available. The investment objective of each subaccount and its Underlying Fund are the same. Refer to each Underlying Fund’s prospectus for a description of investment objectives.
Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable universal life insurance policies are distributed across the United States through a network of broker-dealers and wholesalers.
Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

The Alger Portfolios	Fidelity Variable Insurance Products (continued)
Non-Affiliated:	Non-Affiliated Service Class 2 (continued):
Alger Large Cap Growth Fund	Fidelity VIP Growth Portfolio
Alger Small Cap Growth Fund	Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
DWS Investments VIT Funds	Fidelity VIP Freedom 2010 Portfolio
Non-Affiliated Class A:	Fidelity VIP Freedom 2015 Portfolio
DWS Equity 500 Index VIP Fund	Fidelity VIP Freedom 2020 Portfolio
DWS Small Cap Index VIP Fund	Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio

Franklin Templeton VIP Trust
Fidelity Variable Insurance Products	Non-Affiliated Class 2:
Non-Affiliated Initial Class:	Franklin Growth and Income VIP Fund
Fidelity VIP Government Money Market	Franklin Income VIP Fund
Non-Affiliated Service Class 2:	Franklin Mutual Shares VIP Fund
Fidelity VIP Asset Manager Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Balanced Portfolio	Franklin U.S. Government Securities VIP Fund
Fidelity VIP Contrafund® Portfolio	Templeton Foreign VIP Fund
Fidelity VIP Equity-Income Portfolio	Templeton Growth VIP Fund

14

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Guggenheim Variable Insurance Funds	Morgan Stanley Variable Insurance Funds
Non-Affiliated:	Non-Affiliated Class 2:
Guggenheim VT Multi-Hedge Strategies Fund	Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco Variable Insurance Funds	Morgan Stanley VIF Global Real Estate Portfolio
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	Pimco Variable Insurance Trust
Invesco V.I. Government Securities Fund	Non-Affiliated:
Non-Affiliated Series II:	PIMCO VIT Long-Term U.S. Government Portfolio
Invesco V.I. Core Equity Fund	PIMCO VIT CommodityRealReturn® Strategy Portfolio
Invesco V.I. Discovery Mid Cap Growth Fund	PIMCO VIT Total Return Portfolio
Invesco V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. International Growth Fund	Putnam Variable Trust
Non-Affiliated Class 2:	Non-Affiliated Class 1B:
Invesco V.I. American Franchise Fund	Putnam VT International Equity Fund
Invesco V.I. American Value Fund	Putnam VT Sustainable Leaders Fund
Invesco V.I. Comstock Fund	Putnam VT Small Cap Value Fund
Putnam VT Equity Income Fund

Janus Henderson VIT Funds	Touchstone Variable Series Trust
Non-Affiliated Service Class:	Affiliated Service Class:
Janus Henderson Enterprise Portfolio	Touchstone VST Balanced Fund
Janus Henderson Forty Portfolio	Touchstone VST Bond Fund
Janus Henderson Global Research Portfolio	Touchstone VST Common Stock Fund

JPMorgan Insurance Trust
Non-Affiliated:
JP Morgan IT Mid Cap Value

Massachusetts Financial Service Variable Insurance Trust(^II)
Non-Affiliated Initial Class:
MFS Growth Fund
MFS Investors Trust Fund
Non-Affiliated Service Class:
MFS Growth Fund
MFS Mid Cap Growth Fund
MFS New Discovery Fund
^MFS Core Equity Fund

15

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2022 and December 31, 2021 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2021-4/16/2021	Touchstone VST Aggressive ETF Fund
1/1/2021-4/16/2021	Touchstone VST Conservative ETF Fund
1/1/2021-4/16/2021	Touchstone VST Moderate ETF Fund
4/17/2021-12/31/2021	Touchstone VST Balanced Fund
1/1/2021-4/29/2021	Invesco V.I. Value Opportunities Fund
1/1/2021-10/28/2021	DWS Bond VIP Fund

As a result of restructuring in 2022 or 2021, the following Underlying Fund that was previously offered is no longer available as an investment option to our contract holders. Any contract holder allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated
Date:	Surviving Underlying Fund:	Closed Underlying Fund:
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Aggressive ETF Fund
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Conservative ETF Fund
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Moderate ETF Fund
4/30/2021	Invesco V.I. American Value Fund	Invesco V.I. Value Opportunities Fund
10/28/2021	Fidelity VIP Government Money Market	DWS Bond VIP Fund

2. Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).
Investments
Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2022. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.
Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds’ shares are determined based on the identified cost basis.
Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

16

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)
The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•    Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•    Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.
Unit Value
Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.
Taxes
Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

17

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)
Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Separate Account; and disruptions of product marketing and sales efforts. The Separate Account has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.

Subsequent Events

Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.

18

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

3. Purchases and Sales of Investments
The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the year ended December 31, 2022 and the cost of shares held at December 31, 2022, for each subaccount were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$175,551	$(99,900)	$549,590
Touchstone VST Bond Fund	1,186,563	(128,365)	8,668,767
Touchstone VST Common Stock Fund	1,881,984	(1,444,995)	11,465,170
Non-Affiliated:
Alger Large Cap Growth Fund	3,153	(5,140)	77,167
Alger Small Cap Growth Fund	6,448	(1,338)	58,719
JP Morgan IT Mid Cap Value	48	(12)	306
PIMCO VIT Long-Term U.S. Government Portfolio	7,116	(6,136)	62,250
PIMCO VIT CommodityRealReturn® Strategy Portfolio	5,872	(1,755)	18,646
PIMCO VIT Total Return Portfolio	14,103	(22,773)	180,872
Guggenheim VT Multi-Hedge Strategies Fund	1,920	(2,517)	18,262
Non-Affiliated Initial Class:
Fidelity VIP Government Money Market	85,691	(127,956)	834,472
MFS Growth Fund	1,884	(2,992)	15,418
MFS Investors Trust Fund	1,445	(881)	8,505
Non-Affiliated Service Class:
Janus Henderson Enterprise Portfolio	44,597	(4,833)	104,766
Janus Henderson Forty Portfolio	124,593	(146,176)	460,428
Janus Henderson Global Research Portfolio	31,337	(5,023)	172,604
MFS Growth Fund	2,816	(1,126)	19,224
MFS Mid Cap Growth Fund	415	(409)	3,043
MFS New Discovery Fund	2,318	(276)	9,852
MFS Core Equity Fund	1,461	(2,813)	12,002
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	4,489	(3,321)	36,275
Fidelity VIP Balanced Portfolio	84,676	(63,705)	816,762
Fidelity VIP Contrafund® Portfolio	158,785	(156,562)	1,409,859
Fidelity VIP Equity-Income Portfolio	109,856	(165,444)	745,097
Fidelity VIP Growth Portfolio	277,951	(114,482)	765,719
Fidelity VIP Growth & Income Portfolio	44,092	(161,432)	547,219
Fidelity VIP Mid Cap Portfolio	142,015	(159,666)	1,495,971
Fidelity VIP Freedom 2010 Portfolio	2,594	(1,146)	14,990
Fidelity VIP Freedom 2015 Portfolio	2,130	(1,527)	11,348
Fidelity VIP Freedom 2020 Portfolio	5,089	(2,038)	24,266
Fidelity VIP Freedom 2025 Portfolio	10,771	(5,453)	98,269
Fidelity VIP Freedom 2030 Portfolio	11,860	(3,864)	85,283

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	19
(c) Merger. See Note 1.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

3. Purchases and Sales of Investments (continued)

Subaccount	Purchases	Sales	Cost
Non-Affiliated Series I:
Invesco V.I. American Franchise Fund	$50,816	$(11,626)	$193,985
Invesco V.I. Government Securities Fund	1,654	(2,461)	16,572
Non-Affiliated Class 1B:
Putnam VT International Equity Fund	180,368	(14,106)	416,089
Putnam VT Sustainable Leaders Fund	8	(2)	43
Putnam VT Small Cap Value Fund	43,497	(26,083)	173,863
Putnam VT Equity Income Fund	276,561	(16,154)	417,907
Non-Affiliated Series II:
Invesco V.I. Core Equity Fund	18,574	(2,256)	90,120
Invesco V.I. Discovery Mid Cap Growth Fund	66,348	(16,271)	210,981
Invesco V.I. Global Strategic Income Fund	39,502	(40,378)	659,206
Invesco Oppenheimer V.I. International Growth Fund	248,155	(107,373)	970,188
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund	134,810	(22,161)	333,353
Franklin Income VIP Fund	76,944	(63,202)	690,755
Franklin Mutual Shares VIP Fund	67,328	(32,177)	371,673
Franklin Large Cap Growth VIP Fund	221,187	(162,699)	705,533
Franklin U.S. Government Securities VIP Fund	31,741	(26,738)	365,765
Templeton Foreign VIP Fund	71,236	(113,986)	608,706
Templeton Growth VIP Fund	14,400	(22,348)	158,326
Invesco V.I. Comstock Fund	18,427	(27,086)	167,821
Invesco V.I. American Franchise Fund	85,046	(13,507)	306,872
Invesco V.I. American Value Fund	85,432	(37,110)	294,733
Morgan Stanley VIF Emerging Markets Equity Portfolio	72,312	(14,243)	342,503
Morgan Stanley VIF Emerging Markets Debt Portfolio	1,010	(271)	5,143
Morgan Stanley VIF Global Real Estate Portfolio	5,840	(3,180)	24,553
Non-Affiliated Class A:
DWS Equity 500 Index VIP Fund	424,242	(287,101)	3,740,427
DWS Small Cap Index VIP Fund	106,769	(44,595)	501,037

20

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions
The Company deducts a premium expense charge from the Separate Account to cover the cost of distributing the policies. For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment. For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%. In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%. Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%. In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options. For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options. The maximum state tax charge is 3.50% of a premium payment.
The Company also deducts from a contract owner’s account a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.
The Company also deducts from a contract owner’s account an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted from a contract owner’s account on each monthly anniversary day.
The monthly expense charge covers the cost of record keeping and administering the policy. For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6. For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50. This charge is also deducted from a contract owner’s account on each monthly anniversary day.

21

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions (continued)
The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks. For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. The monthly deduction can be charged on a pro-rata basis to each investment option or from a single investment option at the direction of the policyholder. As of December 31, 2022, the effective annual rate of the Flexible Premium charges is 0.90% and for each Pinnacle, Pinnacle II and Legacy effective annual rate charges are 0.70%.
A surrender charge is imposed by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies. For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period. The amount of the charge depends upon the insured’s age, gender and underwriting class.
There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10 for each transfer in a policy year. The charge is deducted from the account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.
There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the account value.
Touchstone Advisors Inc., an affiliate of the Company, advises certain funds in the Touchstone Variable Series Trust, offered through the Company’s variable life products.

22

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)
5. Financial Highlights
A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

	At December 31, 2022								For the Period Ended December 31, 2022
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund	$10.78	to	$10.85	44	$8.98	to	$9.12	$402	0.47%	0.00%	to	0.90%	(16.70)%	to	(15.95)%
Touchstone VST Bond Fund	10.84	to	11.09	790	9.25	to	9.55	7,543	1.85%	0.00%	to	0.90%	(14.67)%	to	(13.90)%
Touchstone VST Common Stock Fund	16.74	to	17.11	855	13.64	to	14.07	11,997	0.23%	0.00%	to	0.90%	(18.52)%	to	(17.79)%
The Alger Portfolios
Alger Large Cap Growth Fund			46.89	2			28.50	56	—%			0.90%			(39.21)%
Alger Small Cap Growth Fund			44.78	1			27.51	35	—%			0.90%			(38.57)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			56.74	*-			52.11	*-	0.96%			0.00%			(8.16)%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			38.21	2			26.93	42	2.04%			0.90%			(29.51)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			15.32	1			16.64	19	20.85%			0.00%			8.61%
PIMCO VIT Total Return Portfolio			18.60	9			15.94	150	2.60%			0.00%			(14.30)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			15.02	1			14.51	19	1.16%			0.00%			(3.40)%

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	23
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2022								For the Period Ended December 31, 2022
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	$9.89	to	$13.31	64	$9.94	to	$13.50	$834	1.41%	0.00%	to	0.90%	0.53%	to	1.44%
Fidelity VIP Asset Manager Portfolio	26.49	to	33.31	1	22.28	to	28.27	34	1.86%	0.00%	to	0.90%	(15.91)%	to	(15.15)%
Fidelity VIP Balanced Portfolio	38.77	to	49.15	21	31.44	to	40.21	839	1.06%	0.00%	to	0.90%	(18.92)%	to	(18.19)%
Fidelity VIP Contrafund® Portfolio	64.77	to	82.37	24	47.19	to	60.55	1,426	0.26%	0.00%	to	0.90%	(27.15)%	to	(26.49)%
Fidelity VIP Equity-Income Portfolio	32.96	to	42.27	20	30.95	to	40.05	778	1.60%	0.00%	to	0.90%	(6.10)%	to	(5.25)%
Fidelity VIP Growth Portfolio	48.56	to	65.24	14	36.27	to	49.16	688	0.34%	0.00%	to	0.90%	(25.32)%	to	(24.64)%
Fidelity VIP Growth & Income Portfolio	36.19	to	46.57	15	34.01	to	44.16	641	1.32%	0.00%	to	0.90%	(6.02)%	to	(5.17)%
Fidelity VIP Mid Cap Portfolio	67.20	to	84.30	20	56.63	to	71.68	1,431	0.26%	0.00%	to	0.90%	(15.73)%	to	(14.97)%
Fidelity VIP Freedom 2010 Portfolio			21.72	1			18.75	13	1.94%			0.00%			(13.66)%
Fidelity VIP Freedom 2015 Portfolio			23.00	*-			19.60	9	1.91%			0.00%			(14.79)%
Fidelity VIP Freedom 2020 Portfolio			23.93	1			20.11	21	1.86%			0.00%			(15.97)%
Fidelity VIP Freedom 2025 Portfolio			25.86	4			21.56	93	1.82%			0.00%			(16.64)%
Fidelity VIP Freedom 2030 Portfolio			26.71	4			22.14	79	1.72%			0.00%			(17.09)%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			56.30	*-			38.14	14	—%			0.90%			(32.25)%
MFS Investors Trust Fund			40.61	*-			33.61	10	0.67%			0.90%			(17.24)%
^MFS Core Equity Fund	23.94	to	25.44	1	19.58	to	20.99	12	0.07%	0.00%	to	0.90%	(18.23)%	to	(17.48)%
MFS Growth Fund - Service Class			68.95	*-			47.02	20	—%			0.00%			(31.80)%
MFS Mid Cap Growth Fund	29.90	to	43.29	*-	21.10	to	30.82	2	—%	0.00%	to	0.90%	(29.43)%	to	(28.79)%
MFS New Discovery Fund	49.43	to	65.59	*-	34.29	to	45.91	6	—%	0.00%	to	0.90%	(30.62)%	to	(29.99)%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			71.57	2			60.01	101	0.07%			0.00%			(16.15)%
Janus Henderson Forty Portfolio			90.53	6			59.99	366	0.04%			0.00%			(33.73)%
Janus Henderson Global Research Portfolio			31.53	7			25.35	166	0.91%			0.00%			(19.61)%
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			18.75	1			16.67	14	1.97%			0.90%			(11.10)%
Invesco V.I. American Franchise Fund - Series I			39.05	5			26.66	136	—%			0.90%			(31.73)%
Invesco V.I. Core Equity Fund			35.44	3			28.08	71	0.64%			0.00%			(20.75)%
Invesco V.I. Comstock Fund			53.95	4			54.40	197	1.35%			0.00%			0.85%
Invesco V.I. American Franchise Fund - Class II			74.75	4			51.36	208	—%			0.00%			(31.30)%
Invesco V.I. American Value Fund			29.02	9			28.19	256	0.50%			0.00%			(2.86)%
Invesco V.I. Discovery Mid Cap Growth Fund			18.85	11			12.98	143	—%			0.00%			(31.13)%
Invesco V.I. Global Strategic Income Fund			10.44	59			9.22	544	—%			0.00%			(11.71)%
Invesco Oppenheimer V.I. International Growth Fund			15.32	67			11.16	752	—%			0.00%			(27.16)%
Putnam Variable Trust
Putnam VT International Equity Fund	28.31	to	33.47	15	23.91	to	28.53	412	1.34%	0.00%	to	0.90%	(15.53)%	to	(14.77)%
Putnam VT Sustainable Leaders Fund			85.99	*-			66.29	*-	2.09%			0.00%			(22.91)%
Putnam VT Small Cap Value Fund			61.85	4			53.82	213	0.16%			0.00%			(12.98)%
Putnam VT Equity Income Fund			18.17	25			17.60	446	0.97%			0.00%			(3.13)%

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	24
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2022								For the Period Ended December 31, 2022
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			$51.59	5			$48.08	$238	3.03%			0.00%			(6.81)%
Franklin Income VIP Fund			39.04	18			36.90	682	4.87%			0.00%			(5.47)%
Franklin Mutual Shares VIP Fund			38.42	9			35.56	327	1.84%			0.00%			(7.43)%
Franklin Large Cap Growth VIP Fund			70.18	11			44.54	491	—%			0.00%			(36.54)%
Franklin U.S. Government Securities VIP Fund			16.64	21			15.02	312	2.35%			0.00%			(9.75)%
Templeton Foreign VIP Fund			29.01	21			26.80	572	3.11%			0.00%			(7.61)%
Templeton Growth VIP Fund			32.46	5			28.73	148	0.16%			0.00%			(11.50)%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			58.27	7			43.63	287	0.36%			0.00%			(25.13)%
Morgan Stanley VIF Emerging Markets Debt Portfolio			23.72	*-			19.26	4	7.49%			0.00%			(18.81)%
Morgan Stanley VIF Global Real Estate Portfolio			33.86	1			24.99	19	4.23%			0.00%			(26.20)%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	39.74	to	57.84	89	32.16	to	47.23	4,114	1.24%	0.00%	to	0.90%	(19.07)%	to	(18.34)%
DWS Small Cap Index VIP Fund	46.90	to	61.41	9	36.89	to	48.74	412	0.93%	0.00%	to	0.90%	(21.35)%	to	(20.64)%

(a) Name Change. See Note 1.
(b) New Underlying Fund. See Note 1.	25
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Balanced Fund (April 17, 2021)	$10.00	to	$10.00	47	$10.78	to	$10.85	$512	0.32%	0.00%	to	0.90%	7.75%	to	8.45%
Touchstone VST Bond Fund	11.09	to	11.23	712	10.84	to	11.09	7,897	2.29%	0.00%	to	0.90%	(2.19)%	to	(1.30)%
Touchstone VST Common Stock Fund	13.24	to	13.42	937	16.74	to	17.11	16,017	0.40%	0.00%	to	0.90%	26.42%	to	27.57%
The Alger Portfolios
Alger Large Cap Growth Fund			42.30	2			46.89	99	—%			0.90%			10.84%
Alger Small Cap Growth Fund			48.10	1			44.78	58	—%			0.90%			(6.91)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			43.69	*-			56.74	*-	1.25%			0.00%			29.88%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			40.49	2			38.21	59	1.56%			0.90%			(5.64)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.49	1			15.32	17	4.38%			0.00%			33.34%
PIMCO VIT Total Return Portfolio			18.84	10			18.60	190	1.83%			0.00%			(1.27)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			13.90	1			15.02	20	—%			0.00%			8.10%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.97	to	13.31	69	9.89	to	13.31	877	0.01%	0.00%	to	0.90%	(0.89)%	to	0.01%
Fidelity VIP Asset Manager Portfolio	24.37	to	30.37	1	26.49	to	33.31	43	1.43%	0.00%	to	0.90%	8.69%	to	9.68%
Fidelity VIP Balanced Portfolio	33.16	to	41.65	22	38.77	to	49.15	1,079	0.73%	0.00%	to	0.90%	16.93%	to	17.99%
Fidelity VIP Contrafund® Portfolio	51.26	to	64.60	25	64.77	to	82.37	2,040	0.03%	0.00%	to	0.90%	26.36%	to	27.51%
Fidelity VIP Equity-Income Portfolio	26.69	to	33.92	23	32.96	to	42.27	933	1.65%	0.00%	to	0.90%	23.48%	to	24.60%
Fidelity VIP Growth Portfolio	39.87	to	53.08	12	48.56	to	65.24	760	—%	0.00%	to	0.90%	21.80%	to	22.90%
Fidelity VIP Growth & Income Portfolio	29.06	to	37.07	18	36.19	to	46.57	831	2.22%	0.00%	to	0.90%	24.51%	to	25.64%
Fidelity VIP Mid Cap Portfolio	54.12	to	67.27	22	67.20	to	84.30	1,829	0.36%	0.00%	to	0.90%	24.18%	to	25.31%
Fidelity VIP Freedom 2010 Portfolio			20.57	1			21.72	15	0.81%			0.00%			5.60%
Fidelity VIP Freedom 2015 Portfolio			21.42	1			23.00	12	0.49%			0.00%			7.39%
Fidelity VIP Freedom 2020 Portfolio			21.90	1			23.93	24	0.66%			0.00%			9.26%
Fidelity VIP Freedom 2025 Portfolio			23.39	4			25.86	115	0.79%			0.00%			10.55%
Fidelity VIP Freedom 2030 Portfolio			23.83	4			26.71	94	0.82%			0.00%			12.07%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			45.99	*-			56.30	25	—%			0.90%			22.42%
MFS Investors Trust Fund			32.32	*-			40.61	13	0.63%			0.90%			25.67%
^MFS Core Equity Fund	19.32	to	20.34	1	23.94	to	25.44	18	0.27%	0.00%	to	0.90%	23.93%	to	25.05%
MFS Growth Fund - Service Class			55.95	*-			68.95	31	—%			0.00%			23.24%
MFS Mid Cap Growth Fund	26.49	to	38.01	*-	29.90	to	43.29	3	—%	0.00%	to	0.90%	12.85%	to	13.88%
MFS New Discovery Fund	49.11	to	64.57	*-	49.43	to	65.59	9	—%	0.00%	to	0.90%	0.66%	to	1.57%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			61.41	1			71.57	88	0.24%			0.00%			16.54%
Janus Henderson Forty Portfolio			73.84	8			90.53	715	—%			0.00%			22.60%
Janus Henderson Global Research Portfolio			26.76	6			31.53	200	0.37%			0.00%			17.80%

26
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2021								For the Period Ended December 31, 2021
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)

Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$19.36	1			$18.75	$17	2.48%			0.90%			(3.15)%
Invesco V.I. American Franchise Fund - Series I			35.21	5			39.05	200	—%			0.90%			10.92%
Invesco V.I. Core Equity Fund			27.82	2			35.44	86	0.42%			0.00%			27.38%
Invesco V.I. Comstock Fund			40.55	4			53.95	213	1.60%			0.00%			33.04%
Invesco V.I. American Franchise Fund - Class II			66.96	4			74.75	301	—%			0.00%			11.65%
Invesco V.I. American Value Fund			22.74	9			29.02	261	0.33%			0.00%			27.62%
Invesco V.I. Discovery Mid Cap Growth Fund			15.87	11			18.85	207	—%			0.00%			18.79%
Invesco V.I. Global Strategic Income Fund			10.83	59			10.44	619	4.40%			0.00%			(3.56)%
Invesco Oppenheimer V.I. International Growth Fund			13.91	69			15.32	1,053	—%			0.00%			10.12%
Putnam Variable Trust
Putnam VT International Equity Fund	26.25	to	30.76	10	28.31	to	33.47	309	1.14%	0.00%	to	0.90%	7.84%	to	8.82%
Putnam VT Sustainable Leaders Fund			69.61	*-			85.99	*-	—%			0.00%			23.53%
Putnam VT Small Cap Value Fund			44.21	4			61.85	260	0.76%			0.00%			39.90%
Putnam VT Equity Income Fund			14.27	11			18.17	202	1.21%			0.00%			27.30%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			41.19	5			51.59	266	2.47%			0.00%			25.24%
Franklin Income VIP Fund			33.43	19			39.04	759	4.67%			0.00%			16.75%
Franklin Mutual Shares VIP Fund			32.24	9			38.42	363	2.88%			0.00%			19.17%
Franklin Large Cap Growth VIP Fund			60.88	13			70.18	929	—%			0.00%			15.28%
Franklin U.S. Government Securities VIP Fund			16.95	21			16.64	348	2.47%			0.00%			(1.83)%
Templeton Foreign VIP Fund			27.85	24			29.01	693	1.82%			0.00%			4.16%
Templeton Growth VIP Fund			30.96	5			32.46	177	1.08%			0.00%			4.87%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			56.60	6			58.27	351	0.78%			0.00%			2.95%
Morgan Stanley VIF Emerging Markets Debt Portfolio			24.19	*-			23.72	4	4.85%			0.00%			(1.96)%
Morgan Stanley VIF Global Real Estate Portfolio			27.34	1			33.86	25	2.35%			0.00%			23.83%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	31.23	to	45.05	92	39.74	to	57.84	5,239	1.51%	0.00%	to	0.90%	27.24%	to	28.40%
DWS Small Cap Index VIP Fund	41.33	to	53.63	9	46.90	to	61.41	547	0.88%	0.00%	to	0.90%	13.47%	to	14.50%

27
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2020								For the Period Ended December 31, 2020
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Moderate ETF Fund	$18.05	to	$20.04	11	$19.87	to	$22.26	$244	2.13%	0.00%	to	0.90%	10.07%	to	11.07%
Touchstone VST Aggressive ETF Fund			21.37	7			23.90	165	1.92%			0.00%			11.84%
Touchstone VST Conservative ETF Fund			17.83	1			19.59	20	2.79%			0.00%			9.90%
Touchstone VST Bond Fund	10.20	to	10.25	736	11.09	to	11.23	8,264	1.74%	0.00%	to	0.90%	8.64%	to	9.62%
Touchstone VST Common Stock Fund	10.82	to	10.86	1,063	13.24	to	13.42	14,245	0.63%	0.00%	to	0.90%	22.38%	to	23.48%
The Alger Portfolios
Alger Large Cap Growth Fund			25.56	2			42.30	94	0.18%			0.90%			65.53%
Alger Small Cap Growth Fund			29.04	1			48.10	65	1.10%			0.90%			65.65%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			43.52	*-			43.69	*-	1.68%			0.00%			0.37%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			34.81	1			40.49	56	1.69%			0.90%			16.34%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.33	1			11.49	13	6.30%			0.00%			1.35%
PIMCO VIT Total Return Portfolio			17.34	9			18.84	176	2.12%			0.00%			8.65%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			$12.94	1			$13.90	$18	1.33%			0.00%			7.39%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	10.03	to	13.27	67	9.97	to	13.31	848	0.32%	0.00%	to	0.90%	(0.58)%	to	0.32%
Fidelity VIP Asset Manager Portfolio	21.47	to	26.52	1	24.37	to	30.37	40	0.62%	0.00%	to	0.90%	13.51%	to	14.54%
Fidelity VIP Balanced Portfolio	27.40	to	34.11	23	33.16	to	41.65	956	1.27%	0.00%	to	0.90%	21.03%	to	22.13%
Fidelity VIP Contrafund® Portfolio	39.72	to	49.60	28	51.26	to	64.60	1,772	0.08%	0.00%	to	0.90%	29.06%	to	30.23%
Fidelity VIP Equity-Income Portfolio	25.30	to	31.87	26	26.69	to	33.92	850	1.66%	0.00%	to	0.90%	5.48%	to	6.44%
Fidelity VIP Growth Portfolio	28.03	to	36.98	13	39.87	to	53.08	671	0.04%	0.00%	to	0.90%	42.26%	to	43.55%
Fidelity VIP Growth & Income Portfolio	27.26	to	34.45	19	29.06	to	37.07	697	1.97%	0.00%	to	0.90%	6.63%	to	7.59%
Fidelity VIP Mid Cap Portfolio	46.33	to	57.08	24	54.12	to	67.27	1,561	0.40%	0.00%	to	0.90%	16.81%	to	17.87%
Fidelity VIP Freedom 2010 Portfolio			18.33	1			20.57	14	1.12%			0.00%			12.24%
Fidelity VIP Freedom 2015 Portfolio			18.86	1			21.42	22	1.08%			0.00%			13.56%
Fidelity VIP Freedom 2020 Portfolio			19.09	2			21.90	38	0.91%			0.00%			14.72%
Fidelity VIP Freedom 2025 Portfolio			20.22	5			23.39	121	0.79%			0.00%			15.68%
Fidelity VIP Freedom 2030 Portfolio			20.43	4			23.83	94	1.04%			0.00%			16.64%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			35.20	*-			45.99	22	—%			0.90%			30.67%
MFS Investors Trust Fund			28.64	*-			32.32	11	0.64%			0.90%			12.85%
^MFS Core Equity Fund	16.47	to	17.18	1	19.32	to	20.34	14	0.50%	0.00%	to	0.90%	17.32%	to	18.39%
MFS Growth Fund - Service Class			42.53	*-			55.95	27	—%			0.00%			31.54%
MFS Mid Cap Growth Fund	19.64	to	27.93	*-	26.49	to	38.01	9	—%	0.00%	to	0.90%	34.90%	to	36.12%
MFS New Discovery Fund	34.04	to	44.35	*-	49.11	to	64.57	11	—%	0.00%	to	0.90%	44.28%	to	45.58%
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			51.53	1			61.41	76	0.05%			0.00%			19.18%
Janus Henderson Forty Portfolio			53.11	9			73.84	643	0.64%			0.00%			39.03%
Janus Henderson Global Research Portfolio			22.35	6			26.76	174	0.65%			0.00%			19.76%

28
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2020								For the Period Ended December 31, 2020
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			$18.38	1			$19.36	$17	2.52%			0.90%			5.32%
Invesco V.I. Value Opportunities Fund			27.99	7			29.48	202	0.09%			0.00%			5.33%
Invesco V.I. American Franchise Fund - Series I			24.96	6			35.21	194	0.07%			0.90%			41.08%
Invesco V.I. Core Equity Fund			24.50	3			27.82	81	1.09%			0.00%			13.57%
Invesco V.I. Comstock Fund			40.99	5			40.55	187	2.23%			0.00%			(1.09)%
Invesco V.I. American Franchise Fund - Class II			47.15	4			66.96	284	—%			0.00%			42.00%
Invesco V.I. American Value Fund			22.55	1			22.74	18	0.72%			0.00%			0.86%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund			11.31	12			15.87	193	—%			0.00%			40.24%
Invesco Oppenheimer V.I. Global Strategic Income Fund			10.51	56			10.83	609	5.53%			0.00%			2.99%
Invesco Oppenheimer V.I. International Growth Fund			11.49	69			13.91	956	0.65%			0.00%			21.04%
Putnam Variable Trust
Putnam VT International Equity Fund	23.63	to	27.44	10	26.25	to	30.76	286	1.59%	0.00%	to	0.90%	11.09%	to	12.10%
Putnam VT Sustainable Leaders Fund			54.07	*-			69.61	*-	—%			0.00%			28.74%
Putnam VT Small Cap Value Fund			42.53	6			44.21	247	1.04%			0.00%			3.96%
Putnam VT Equity Income Fund			13.49	11			14.27	164	1.70%			0.00%			5.80%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			39.04	5			41.19	223	4.14%			0.00%			5.52%
Franklin Income VIP Fund			33.20	20			33.43	652	5.76%			0.00%			0.69%
Franklin Mutual Shares VIP Fund			33.95	11			32.24	344	2.89%			0.00%			(5.04)%
Franklin Large Cap Growth VIP Fund			42.09	14			60.88	850	—%			0.00%			44.63%
Franklin U.S. Government Securities VIP Fund			16.32	19			16.95	315	3.41%			0.00%			3.83%
Templeton Foreign VIP Fund			28.18	26			27.85	715	3.38%			0.00%			(1.16)%
Templeton Growth VIP Fund			29.26	5			30.96	165	3.04%			0.00%			5.80%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			49.49	6			56.60	333	1.34%			0.00%			14.36%
Morgan Stanley VIF Emerging Markets Debt Portfolio			22.92	*-			24.19	4	4.35%			0.00%			5.53%
Morgan Stanley VIF Global Real Estate Portfolio			32.11	1			27.34	18	4.08%			0.00%			(14.85)%
DWS Investments VIT Funds
DWS Bond VIP Fund			16.82	1			18.35	22	2.68%			0.00%			9.07%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	26.68	to	38.15	106	31.23	to	45.05	4,692	1.68%	0.00%	to	0.90%	17.03%	to	18.10%
DWS Small Cap Index VIP Fund	34.92	to	44.91	11	41.33	to	53.63	554	1.11%	0.00%	to	0.90%	18.36%	to	19.43%

29
-*Less than 500.

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2019								For the Period Ended December 31, 2019
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Moderate ETF Fund	$15.31	to	$16.85	13	$18.05	to	$20.04	$249	2.02%	0.00%	to	0.90%	17.90%	to	18.96%
Touchstone VST Aggressive ETF Fund			17.46	6			21.37	136	1.81%			0.00%			22.38%
Touchstone VST Conservative ETF Fund			15.44	1			17.83	17	2.87%			0.00%			15.47%
Touchstone VST Bond Fund (July 12, 2019)	10.00	to	10.00	701	10.20	to	10.25	7,180	1.30%	0.00%	to	0.90%	2.05%	to	2.48%
Touchstone VST Common Stock Fund (July 12, 2019)	10.00	to	10.00	1,153	10.82	to	10.86	12,520	0.55%	0.00%	to	0.90%	8.18%	to	8.64%
The Alger Portfolios
Alger Large Cap Growth Fund			20.24	2			25.56	61	—%			0.90%			26.29%
Alger Small Cap Growth Fund			22.65	1			29.04	41	—%			0.90%			28.18%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			34.34	*-			43.52	*-	1.51%			0.00%			26.76%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			30.99	1			34.81	50	2.06%			0.90%			12.31%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			10.17	1			11.33	9	4.43%			0.00%			11.43%
PIMCO VIT Total Return Portfolio			16.00	10			17.34	169	3.01%			0.00%			8.36%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			12.32	1			12.94	15	2.37%			0.00%			5.01%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.92	to	13.00	68	10.03	to	13.27	856	2.01%	0.00%	to	0.90%	1.11%	to	2.02%
Fidelity VIP Asset Manager Portfolio	18.36	to	22.47	5	21.47	to	26.52	121	1.53%	0.00%	to	0.90%	16.96%	to	18.01%
Fidelity VIP Balanced Portfolio	22.27	to	27.48	24	27.40	to	34.11	829	1.88%	0.00%	to	0.90%	23.01%	to	24.11%
Fidelity VIP Contrafund® Portfolio	30.53	to	37.78	30	39.72	to	49.60	1,474	0.22%	0.00%	to	0.90%	30.10%	to	31.27%
Fidelity VIP Equity-Income Portfolio	20.08	to	25.07	27	25.30	to	31.87	844	1.82%	0.00%	to	0.90%	25.97%	to	27.11%
Fidelity VIP Growth Portfolio	21.11	to	27.60	14	28.03	to	36.98	521	0.05%	0.00%	to	0.90%	32.78%	to	33.98%
Fidelity VIP Growth & Income Portfolio	21.21	to	26.57	19	27.26	to	34.45	661	3.38%	0.00%	to	0.90%	28.52%	to	29.68%
Fidelity VIP Mid Cap Portfolio	37.95	to	46.34	26	46.33	to	57.08	1,458	0.65%	0.00%	to	0.90%	22.07%	to	23.17%
Fidelity VIP Freedom 2010 Portfolio			15.83	1			18.33	12	1.99%			0.00%			15.75%
Fidelity VIP Freedom 2015 Portfolio			15.99	1			18.86	18	1.89%			0.00%			17.97%
Fidelity VIP Freedom 2020 Portfolio			15.92	2			19.09	40	1.89%			0.00%			19.88%
Fidelity VIP Freedom 2025 Portfolio			16.64	8			20.22	167	1.81%			0.00%			21.51%
Fidelity VIP Freedom 2030 Portfolio			16.46	4			20.43	77	1.71%			0.00%			24.11%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			25.71	1			35.20	25	—%			0.90%			36.92%
MFS Investors Trust Fund			21.96	*-			28.64	10	0.69%			0.90%			30.41%
^MFS Core Equity Fund	12.50	to	12.93	1	16.47	to	17.18	13	0.56%	0.00%	to	0.90%	31.69%	to	32.87%
MFS Growth Fund - Service Class			30.87	1			42.53	22	—%			0.00%			37.78%
MFS Mid Cap Growth Fund	14.33	to	20.19	*-	19.64	to	27.93	8	—%	0.00%	to	0.90%	37.05%	to	38.28%
MFS New Discovery Fund	24.31	to	31.39	*-	34.04	to	44.35	8	—%	0.00%	to	0.90%	40.01%	to	41.27%

* - Less than 500.

* - Less than 500.	30

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2019								For the Period Ended December 31, 2019
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			$38.12	1			$51.53	$66	0.05%			0.00%			35.16%
Janus Henderson Forty Portfolio			38.81	10			53.11	544	0.02%			0.00%			36.85%
Janus Henderson Global Research Portfolio			17.36	6			22.35	144	0.89%			0.00%			28.71%
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			17.49	1			18.38	15	2.51%			0.90%			5.13%
Invesco V.I. Value Opportunities Fund			21.51	7			27.99	193	—%			0.00%			30.12%
Invesco V.I. American Franchise Fund - Series I			18.41	6			24.96	159	—%			0.90%			35.54%
Invesco V.I. Core Equity Fund			19.04	3			24.50	74	0.17%			0.00%			28.67%
Invesco V.I. Comstock Fund			32.81	5			40.99	185	1.74%			0.00%			24.94%
Invesco V.I. American Franchise Fund - Class II			34.56	5			47.15	218	—%			0.00%			36.43%
Invesco V.I. American Value Fund			18.08	1			22.55	14	0.43%			0.00%			24.71%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (May 23, 2019)			10.00	12			11.31	133	—%			0.00%			13.15%
Invesco Oppenheimer V.I. Global Strategic Income Fund (May 23, 2019)			10.00	56			10.51	588	3.32%			0.00%			5.13%
Invesco Oppenheimer V.I. International Growth Fund (May 23, 2019)			10.00	71			11.49	820	0.69%			0.00%			14.94%
Putnam Variable Trust
Putnam VT International Equity Fund	19.05	to	21.92	10	23.63	to	27.44	246	1.31%	0.00%	to	0.90%	24.04%	to	25.15%
Putnam VT Sustainable Leaders Fund			39.65	*-			54.07	*-	—%			0.00%			36.36%
Putnam VT Small Cap Value Fund			34.23	5			42.53	227	0.69%			0.00%			24.24%
Putnam VT Equity Income Fund			10.34	12			13.49	161	2.10%			0.00%			30.40%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			31.07	8			39.04	302	2.27%			0.00%			25.66%
Franklin Income VIP Fund			28.61	20			33.20	649	4.18%			0.00%			16.06%
Franklin Mutual Shares VIP Fund			27.70	10			33.95	355	1.84%			0.00%			22.57%
Franklin Large Cap Growth VIP Fund			31.28	15			42.09	625	—%			0.00%			34.58%
Franklin U.S. Government Securities VIP Fund			15.51	19			16.32	309	2.88%			0.00%			5.23%
Templeton Foreign VIP Fund			25.04	26			28.18	725	1.73%			0.00%			12.53%
Templeton Growth VIP Fund			25.41	6			29.26	164	2.65%			0.00%			15.15%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			41.41	6			49.49	293	1.00%			0.00%			19.51%
Morgan Stanley VIF Emerging Markets Debt Portfolio			20.08	*-			22.92	3	4.95%			0.00%			14.17%
Morgan Stanley VIF Global Real Estate Portfolio			27.20	1			32.11	16	2.45%			0.00%			18.06%
DWS Investments VIT Funds
DWS Bond VIP Fund			15.21	1			16.82	23	3.07%			0.00%			10.62%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	20.52	to	29.08	116	26.68	to	38.15	4,350	1.93%	0.00%	to	0.90%	30.02%	to	31.19%
DWS Small Cap Index VIP Fund	28.14	to	35.86	10	34.92	to	44.91	461	1.04%	0.00%	to	0.90%	24.11%	to	25.22%

* - Less than 500.	31

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2018								For the Period Ended December 31, 2018
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Touchstone Variable Series Trust
Touchstone VST Active Bond Fund	$19.42	to	$20.32	341	$18.93	to	$19.99	$6,804	2.19%	0.00%	to	0.90%	(2.50)%	to	(1.63)%
Touchstone VST Focused Fund	48.34	to	59.08	83	44.48	to	53.88	3,787	0.47%	0.00%	to	0.90%	(7.98)%	to	(8.80)%
Touchstone VST Large Cap Core Equity Fund	21.12	to	27.24	268	19.57	to	25.48	6,768	0.60%	0.00%	to	0.90%	(7.34)%	to	(6.48)%
Touchstone VST Moderate ETF Fund	16.44	to	17.93	17	15.31	to	16.85	273	1.72%	0.00%	to	0.90%	(6.86)%	to	(6.02)%
Touchstone VST Aggressive ETF Fund			18.95	6			17.46	107	1.77%			0.00%			(7.86)%
Touchstone VST Conservative ETF Fund			16.09	1			15.44	15	1.85%			0.00%			(4.05)%
The Alger Portfolios
Alger Large Cap Growth Fund			19.98	3			20.24	57	—%			0.90%			1.28%
Alger Small Cap Growth Fund			22.54	2			22.65	38	—%			0.90%			0.51%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value			38.95	*-			34.34	*-	1.34%			0.00%			(11.85)%
PIMCO Variable Insurance Trust
PIMCO VIT Long-Term U.S. Government Portfolio			32.04	1			30.99	44	2.40%			0.90%			(3.27)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio			11.84	1			10.17	7	2.03%			0.90%			(14.10)%
PIMCO VIT Total Return Portfolio			16.09	10			16.00	155	2.56%			0.90%			(0.54)%
Guggenheim Variable Insurance Funds
Guggenheim VT Multi-Hedge Strategies Fund			12.98	1			12.32	13	—%			0.90%			(5.07)%
Fidelity Variable Insurance Products Funds
Fidelity VIP Government Money Market	9.85	to	12.79	78	9.92	to	13.00	970	1.65%			0.00%			1.68%
Fidelity VIP Asset Manager Portfolio	19.63	to	23.81	5	18.36	to	22.47	117	1.45%	0.00%	to	0.90%	(6.47)%	to	(5.62)%
Fidelity VIP Balanced Portfolio	23.52	to	28.76	17	22.27	to	27.48	450	1.22%	0.00%	to	0.90%	(5.30)%	to	(4.45)%
Fidelity VIP Contrafund® Portfolio	32.99	to	40.47	33	30.53	to	37.78	1,211	0.43%	0.00%	to	0.90%	(7.47)%	to	(6.64)%
Fidelity VIP Equity-Income Portfolio	22.16	to	27.41	28	20.08	to	25.07	695	2.04%	0.00%	to	0.90%	(9.37)%	to	(8.52)%
Fidelity VIP Growth Portfolio	21.39	to	27.72	15	21.11	to	27.60	403	0.04%	0.00%	to	0.90%	(1.32)%	to	(0.43)%
Fidelity VIP Growth & Income Portfolio	23.57	to	29.26	24	21.21	to	26.57	636	0.19%	0.00%	to	0.90%	(10.02)%	to	(9.20)%
Fidelity VIP Mid Cap Portfolio	44.93	to	54.37	30	37.95	to	46.34	1,380	0.41%	0.00%	to	0.90%	(15.53)%	to	(14.77)%
Fidelity VIP Freedom 2010 Portfolio			16.54	1			15.83	10	1.49%			0.00%			(4.28)%
Fidelity VIP Freedom 2015 Portfolio			16.88	1			15.99	14	1.43%			0.00%			(5.30)%
Fidelity VIP Freedom 2020 Portfolio			16.95	2			15.92	32	1.35%			0.00%			(6.06)%
Fidelity VIP Freedom 2025 Portfolio			17.85	8			16.64	141	1.27%			0.00%			(6.76)%
Fidelity VIP Freedom 2030 Portfolio			17.90	4			16.46	66	1.30%			0.00%			(8.04)%
MFS Variable Insurance Trust (^II)
MFS Growth Fund - Initial Class			25.26	1			25.71	22	0.08%			0.90%			1.76%
MFS Investors Trust Fund			23.45	*-			21.96	9	0.63%			0.90%			(6.35)%
^MFS Core Equity Fund	13.15	to	13.48	1	12.50	to	12.93	10	0.44%	0.00%	to	0.90%	(4.91)%	to	(4.05)%
MFS Growth Fund - Service Class			30.15	1			30.87	20	—%			0.00%			2.40%
MFS Mid Cap Growth Fund	14.32	to	20.00	*-	14.33	to	20.19	6	—%	0.00%	to	0.90%	0.07%	to	0.97%
MFS New Discovery Fund	24.96	to	31.94	*-	24.31	to	31.39	6	—%	0.00%	to	0.90%	(2.61)%	to	(1.71)%

* - Less than 500.	32

Columbus Life Insurance Company Separate Account 1
Notes to Financial Statements (continued)

	At December 31, 2018								For the Period Ended December 31, 2018
Subaccount	Beginning Unit Value Range			Units (000s)	Ending Unit Value Range			Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio Range(***)			Total Return Range (****)
Janus Henderson VIT Funds
Janus Henderson Enterprise Portfolio			$38.38	1			$38.12	$52	0.14%			0.00%			(0.67)%
Janus Henderson Forty Portfolio			38.15	11			38.81	412	1.20%			0.00%			1.72%
Janus Henderson Global Research Portfolio			18.69	6			17.36	108	0.95%			0.00%			(7.10)%
Oppenheimer Variable Account Funds
Oppenheimer Discovery Mid Cap Growth Fund			23.40	5			21.92	118	—%			0.00%			(6.31)%
Oppenheimer Global Strategic Income Fund			24.78	29			23.65	680	4.52%			0.00%			(4.55)%
Oppenheimer Variable Account Funds
Oppenheimer International Growth Fund			28.88	28			23.23	662	0.59%			0.00%			(19.55)%
Invesco Variable Insurance Funds
Invesco V.I. Government Securities Fund			17.55	1			17.49	15	2.20%			0.90%			(0.37)%
Invesco V.I. Value Opportunities Fund			26.67	8			21.51	164	—%			0.00%			(19.35)%
Invesco V.I. American Franchise Fund - Series I			19.28	7			18.41	136	—%			0.00%			(4.50)%
Invesco V.I. Core Equity Fund			21.06	3			19.04	56	—%			0.00%			(9.60)%
Invesco V.I. Comstock Fund			37.44	5			32.81	150	1.46%			0.00%			(12.36)%
Invesco V.I. American Franchise Fund - Class II			35.96	5			34.56	168	—%			0.00%			(3.88)%
Invesco V.I. American Value Fund			20.75	1			18.08	11	0.19%			0.00%			(12.87)%
Putnam Variable Trust
Putnam VT International Equity Fund	23.76	to	27.10	10	19.05	to	21.92	210	1.36%	0.00%	to	0.90%	(19.83)%	to	(19.10)%
Putnam VT Sustainable Leaders Fund			40.27	*-			39.65	*-	—%			0.00%			(1.53)%
Putnam VT Small Cap Value Fund			42.75	6			34.23	208	0.39%			0.00%			(19.93)%
Putnam VT Equity Income Fund			11.30	13			10.34	137	0.72%			0.00%			(8.45)%
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund			32.56	8			31.07	243	2.21%			0.00%			(4.59)%
Franklin Income VIP Fund			29.90	11			28.61	318	4.81%			0.00%			(4.32)%
Franklin Mutual Shares VIP Fund			30.46	11			27.70	304	2.39%			0.00%			(9.07)%
Franklin Large Cap Growth VIP Fund			31.74	12			31.28	376	—%			0.00%			(1.46)%
Franklin U.S. Government Securities VIP Fund			15.46	19			15.51	289	2.72%			0.00%			0.34%
Templeton Foreign VIP Fund			29.61	27			25.04	676	2.60%			0.00%			(15.43)%
Templeton Growth VIP Fund			29.84	5			25.41	129	1.84%			0.00%			(14.85)%
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio			50.20	6			41.41	244	0.39%			0.00%			(17.51)%
Morgan Stanley VIF Emerging Markets Debt Portfolio			21.60	*-			20.08	4	5.46%			0.00%			(7.04)%
Morgan Stanley VIF Global Real Estate Portfolio			29.63	1			27.20	15	3.02%			0.00%			(8.21)%
DWS Investments VIT Funds
DWS Bond VIP Fund			15.62	1			15.21	22	4.49%			0.00%			(2.63)%
DWS Investments VIT Funds
DWS Equity 500 Index VIP Fund	21.72	to	30.50	128	20.52	to	29.08	3,678	1.66%	0.00%	to	0.90%	(5.51)%	to	(4.66)%
DWS Small Cap Index VIP Fund	31.99	to	40.40	10	28.14	to	35.86	359	0.97%	0.00%	to	0.90%	(12.04)%	to	(11.23)%

* - Less than 500.	33

STATUTORY-BASIS FINANCIAL STATEMENTS

Columbus Life Insurance Company
Years Ended December 31, 2022, 2021 and 2020
With Report of Independent Auditors

Columbus Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors
The Board of Directors
Columbus Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Columbus Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the three years ended December 31, 2021, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the three years ended December 31, 2021.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described
1

in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP
April 18, 2022
3

Columbus Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2022	2021
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,263,540	$3,233,621
Preferred and common stocks	132,479	165,752
Mortgage loans	504,571	508,075
Policy loans	78,555	71,425
Cash, cash equivalents and short-term investments	68,903	67,609
Receivable for securities	182	42
Derivatives	31,175	77,342
Securities lending reinvested collateral assets	4,563	12,410
Other invested assets	338,358	333,729
Total cash and invested assets	4,422,326	4,470,005

Investment income due and accrued	38,918	36,527
Premiums deferred and uncollected	11,995	11,480
Current federal income taxes recoverable from parent	5,271	—
Other admitted assets	7,787	7,984
Separate account assets	83,347	102,753
Total admitted assets	$4,569,644	$4,628,749

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$3,407,947	$3,370,401
Accident and health reserves	429	465
Liability for deposit-type contracts	351,421	341,278
Policy and contract claims	42,990	45,625
Dividends payable to policyholders	9,817	10,115
Premiums received in advance	152	172
Total policy and contract liabilities	3,812,756	3,768,056

General expense due and accrued	49	487
Current federal income taxes payable to parent	—	528
Transfer to (from) separate accounts due and accrued, net	(625)	(6,188)
Asset valuation reserve	40,296	65,243
Interest maintenance reserve	11,633	16,403
Other liabilities	172,281	204,080
Derivatives	16,564	39,271
Payable for securities lending	63,639	65,675
Separate account liabilities	83,347	102,753
Total liabilities	4,199,940	4,256,308

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	506,779	456,779
Accumulated surplus	(147,075)	(94,338)
Total capital and surplus	369,704	372,441
Total liabilities and capital and surplus	$4,569,644	$4,628,749

See accompanying notes.
4

Columbus Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$294,104	$273,634	$244,443
Net investment income	178,608	220,142	187,952
Considerations for supplementary contracts with life contingencies	1,542	892	1,080
Amortization of the interest maintenance reserve	1,669	1,675	1,394
Fees from management of separate accounts	1,454	1,522	1,612
Other revenues	648	685	688
Total premiums and other revenues	478,025	498,550	437,169

Benefits paid or provided:
Death benefits	161,833	161,564	153,040
Annuity benefits	29,212	32,835	32,559
Disability and accident and health benefits	780	851	874
Surrender benefits	119,655	113,415	107,440
Payments on supplementary contracts with life contingencies	2,013	1,424	1,387
Other benefits	598	524	366
Increase (decrease) in policy reserves and other policyholders’ funds	46,057	85,547	72,006
Total benefits paid or provided	360,148	396,160	367,672

Insurance expenses and other deductions:
Commissions	63,521	66,422	42,710
General expenses	55,596	52,909	47,323
Net transfers to (from) separate accounts	(6,056)	(10,659)	(7,198)
Other deductions	(1,255)	5,514	6,514
Total insurance expenses and other deductions	111,806	114,186	89,349

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	6,071	(11,796)	(19,852)

Dividends to policyholders	10,036	10,249	11,400
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(3,965)	(22,045)	(31,252)
Federal income tax expense (benefit), excluding tax on capital gains	(14,295)	(15,130)	(9,869)
Gain (loss) from operations before net realized capital gains (losses)	10,330	(6,915)	(21,383)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(10,743)	2,041	(4,656)
Net income (loss)	$(413)	$(4,874)	$(26,039)

See accompanying notes.
5

Columbus Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)
Balance, January 1, 2020	$10,000	$306,778	$(52,554)	$264,224
Net income (loss)	—	—	(26,039)	(26,039)
Change in net deferred income tax	—	—	(4,337)	(4,337)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(4,337))	—	—	(16,316)	(16,316)
Net change in nonadmitted assets and related items	—	—	(254)	(254)
Change in asset valuation reserve	—	—	14,737	14,737
Capital contribution	—	50,000	—	50,000
Change in reserve on account of change in valuation basis		—	2,714	2,714
Balance, December 31, 2020	10,000	356,778	(82,049)	284,729
Net income (loss)	—	—	(4,874)	(4,874)
Change in net deferred income tax	—	—	3,936	3,936
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(3,936))	—	—	14,808	14,808
Net change in nonadmitted assets and related items	—	—	(138)	(138)
Change in asset valuation reserve	—	—	(22,047)	(22,047)
Capital contribution	—	100,001	—	100,001
Change in reserve on account of change in valuation basis	—	—	(2,371)	(2,371)
Aggregate write-ins for changes in surplus	—	—	(1,603)	(1,603)
Balance, December 31, 2021	10,000	456,779	(94,338)	372,441
Net income (loss)	—	—	(413)	(413)
Change in net deferred income tax	—	—	(16,149)	(16,149)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(16,149))	—	—	(60,752)	(60,752)
Net change in nonadmitted assets and related items			(370)	(370)
Change in asset valuation reserve	—	—	24,947	24,947
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2022	$10,000	$506,779	$(147,075)	$369,704

See accompanying notes.

6

Columbus Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$294,832	$274,364	$245,895
Net investment income received	192,943	190,984	178,879
Benefits paid	(324,642)	(303,679)	(291,685)
Net transfers (to) from separate accounts	11,620	7,551	7,177
Commissions and expense paid	(122,751)	(120,950)	(93,783)
Dividends paid to policyholders	(10,334)	(10,754)	(12,548)
Federal income taxes recovered (paid)	9,253	14,110	5,120
Other, net	2,077	2,181	2,270
Net cash from (for) operations	52,998	53,807	41,325
Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	453,288	409,415	413,639
Preferred and common stocks	5,103	19,111	70,121
Mortgage loans	66,181	18,200	8,479
Other invested assets	—	10,000	22,000
Net gains (losses) on cash, cash equivalents and short-term investments	4	12	8
Miscellaneous proceeds	7,847	16,003	13,820
Net proceeds from investments sold, matured or repaid	532,423	472,741	528,067

Cost of investments acquired:
Debt securities	(499,120)	(550,635)	(357,012)
Preferred and common stocks	(7,996)	(37,978)	(80,511)
Mortgage loans	(62,677)	(90,667)	(65,071)
Other invested assets	(31,593)	(19,281)	(30,663)
Miscellaneous applications	(52,650)	(10,937)	(13,173)
Total cost of investments acquired	(654,036)	(709,498)	(546,430)

Net change in policy and other loans	(7,129)	362	(6,204)
Net cash from (for) investments	(128,742)	(236,395)	(24,567)

Financing and miscellaneous activities
Capital and paid-in surplus, less treasury stock	50,000	100,001	50,000
Net deposits on deposit-type contract funds and other insurance liabilities	10,143	29,113	(59,001)
Other cash provided (applied)	16,895	6,280	(23,260)
Net cash from (for) financing and miscellaneous sources	77,038	135,394	(32,261)

Net change in cash, cash equivalents and short-term investments	1,294	(47,194)	(15,503)
Cash, cash equivalents and short-term investments:
Beginning of year	67,609	114,803	130,306
End of year	$68,903	$67,609	$114,803
See accompanying notes.
7

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

1. Nature of Operations and Significant Accounting Policies
Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.
The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2022, approximately 53.7% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Minnesota, Ohio, and Texas.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. Ohio Administrative Code 3901-1-67, Alternative derivative and reserve accounting practices - Section A (OAC 3901-1-67) allows the Company to follow a prescribed practice related to its derivative instruments purchased to hedge indexed products. The Company elected to adopt this practice effective January 1, 2021. In accordance with the practice, the Company had included changes in, and settlement of, eligible derivatives in net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. In the third quarter of 2022, the Company received approval from the Ohio Department of Insurance to discontinue use of the prescribed practice and reclassify the 2022 year-to-date net investment income effects of the prescribed practice to the unrealized and realized capital gains (losses) associated with these derivative transactions in accordance with NAIC SAP. As a result, in 2022, there were no differences in the Company's net income or capital and surplus. In 2021, the net loss of the Company was $(4.9) million, $0.5 million less than the $(5.4) million that would have been reported under NAIC SAP. There was no impact to the Company's capital and surplus.
These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
8

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than
9

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally certain receivables balances), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
10

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
11

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $525.7 million and $467.9 million as of December 31, 2022 and 2021, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB), collateral held in relation to the Company's securities lending program, and FHLB stock. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2022 and 2021, the Company
12

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

owned $16.6 million and $16.5 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
13

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2022	2021
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% - 3%	0.5%	0.6%
1958 Commissioners Standard Ordinary, 2-1/2% - 4-1/2%	6.8	7.1
1980 Commissioners Standard Ordinary, 4% - 6%	21.0	22.2
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	32.9	32.7
2017 Commissioners Standard Ordinary, 3-1/2%	16.9	14.0
Annuities:
Various, 2-1/2% - 7-1/2%	21.2	22.7
Supplemental benefits:
Various, 2-1/2% - 7-1/2%	0.6	0.6
Other, 3% - 3-1/2%	0.1	0.1
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
14

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
As of December 31, 2022 and 2021, reserves of $73.0 million and $80.5 million, respectively, were recorded on in-force amounts of $2,680.5 million and $3,168.2 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2022 and 2021. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
15

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Securities Lending
At December 31, 2022, the Company has loaned $62.1 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. At December 31, 2021, the Company has loaned $64.2 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2022 and 2021, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $58.8 million and $53.3 million at December 31, 2022 and 2021, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2022 and 2021, collateral managed by an unaffiliated agent, which approximated $4.6 million and $12.4 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
16

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2022 and 2021, the fair value of the total collateral is $63.4 million and $65.7 million, respectively.
The aggregate collateral broken out by maturity date is as follows at December 31, 2022:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	18,755	18,749
31 to 60 days	5,845	5,836
61 to 90 days	4,229	4,210
91 to 120 days	1,950	1,949
121 to 180 days	889	885
181 to 365 days	2,600	2,600
1 to 2 years	2,000	2,000
2 to 3 years	—	—
Greater than 3 years	27,139	27,139
Total collateral	$63,407	$63,368
At December 31, 2022, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $63.6 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable universal life contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate account and other fees for assuming mortality and certain expense risks.
17

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
Effective January 1, 2022, the Company discontinued use of a prescribed practice impacting the treatment of derivatives in the Statements of Operations and Statements of Capital and Surplus. Further detail can be found in the Basis of Presentation section of Note 1 and the Derivative Investments section of Note 2.
Effective January 1, 2021, the Company adopted a prescribed practice impacting the treatment of derivatives in the Statements of Operations and Statements of Capital and Surplus. Further detail can be found in the Basis of Presentation section of Note 1 and the Derivative Investments section of Note 2.
Effective January 1, 2021, the Company determined that its reserves related to a fixed indexed annuity product were understated due to an error in certain policies containing reserves for life riders. The Company has recorded a reserve correction in the amount of $1.6 million as a decrease directly to surplus through the Prior Year Reserve Correction line on the Statements of Changes in Capital and Surplus.
Effective January 1, 2021, the Company updated its valuation methodologies on certain reserves related to universal life policies. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. The Company has recorded $2.4 million as a decrease to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis line on the Statements of Changes in Capital and Surplus.
Effective January 1, 2020, the Company updated its valuation methodologies on certain reserves related to deferred annuities. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. The Company has recorded $2.7 million as an increase to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis line on the Statements of Changes in Capital and Surplus.
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities.
18

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2023.

19

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,102	$77	$(354)	$17,825
Debt securities issued by states of the U.S. and political subdivisions of the states	16,805	278	(2,070)	15,013
Non-U.S. government securities	97,476	166	(16,791)	80,851
Corporate securities	2,453,124	38,012	(248,636)	2,242,500
Commercial mortgage-backed securities	304,386	331	(20,318)	284,399
Residential mortgage-backed securities	123,528	2,262	(9,301)	116,489
Asset-backed securities	250,119	619	(13,627)	237,111
Total	$3,263,540	$41,745	$(311,097)	$2,994,188

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$18,030	$576	$(43)	$18,563
Debt securities issued by states of the U.S. and political subdivisions of the states	19,841	1,535	(40)	21,336
Non-U.S. government securities	97,162	6,142	(2,076)	101,228
Corporate securities	2,517,186	415,321	(4,439)	2,928,068
Commercial mortgage-backed securities	259,984	4,665	(947)	263,702
Residential mortgage-backed securities	128,344	8,496	(82)	136,758
Asset-backed securities	193,074	10,681	(343)	203,412
Total	$3,233,621	$447,416	$(7,970)	$3,673,067
At December 31, 2022 and 2021, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $228.0 million and $236.7 million, respectively, and an aggregate fair value of $196.5 million and $248.1 million, respectively. As of December 31, 2022 and 2021, those holdings amounted to 7.0% and 7.3%, respectively, of the Company’s investments in debt securities and 5.0% and 5.1%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
20

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Unrealized gains and losses on investments in unaffiliated common stocks and mutual funds are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$13,215	$—	$(2,719)	$10,496

Common stocks, unaffiliated	$100,491	$11,135	$(5,854)	$105,772
Common stocks, mutual funds	16,975	1,078	(1,842)	16,211
	$117,466	$12,213	$(7,696)	$121,983

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2021:
Preferred stocks	$13,215	$882	$—	$14,097

Common stocks, unaffiliated	$95,742	$33,304	$(424)	$128,622
Common stocks, mutual funds	18,233	4,800	—	23,033
	$113,975	$38,104	$(424)	$151,655
21

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2022
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(182)	$2,741	$(172)	$1,486
Debt securities issued by states of the U.S. and political subdivisions of the states	(1,158)	2,842	(912)	2,018
Non-U.S. government securities	(10,562)	59,849	(6,229)	17,779
Corporate securities	(206,980)	1,526,941	(41,656)	100,524
Commercial mortgage-backed securities(1)	(11,744)	197,053	(8,574)	74,621
Residential mortgage-backed securities(1)	(8,876)	93,450	(425)	1,829
Asset-backed securities(1)	(10,782)	176,498	(2,845)	26,711
Total	$(250,284)	$2,059,374	$(60,813)	$224,968

Preferred stocks	$(2,719)	$10,496	$—	$—

Common stocks, unaffiliated	$(5,854)	$29,599	$—	$—
Common stocks, mutual funds	(1,842)	8,836	—	—
Total	$(7,696)	$38,435	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
22

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2021
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(27)	$1,060	$(16)	$540
Debt securities issued by states of the U.S. and political subdivisions of the states	(40)	2,930	—	—
Non-U.S. government securities	(2,076)	29,260	—	—
Corporate securities	(3,738)	193,310	(701)	10,741
Commercial mortgage-backed securities(1)	(899)	111,425	(48)	1,427
Residential mortgage-backed securities(1)	(21)	625	(61)	3,035
Asset-backed securities(1)	(340)	34,768	(3)	14,997
Total	$(7,141)	$373,378	$(829)	$30,740

Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$(424)	$9,557	$—	$—
Common stocks, mutual funds	—	—	—	—
Total	$(424)	$9,557	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2022 and 2021, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed and residential mortgage-backed securities.
The aggregated unrealized loss is approximately 12.1% and 2.0% of the carrying value of securities considered temporarily impaired at December 31, 2022 and 2021, respectively. At December 31, 2022, there were a total of 820 securities held that are considered temporarily impaired, 80 of which have been impaired for 12 months or longer. At December 31, 2021, there were a total of 121 securities held that are considered temporarily impaired, 17 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $1.3 million, $0.3 million, and $3.4 million, for the years ended December 31, 2022, 2021 and 2020, respectively.
23

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2022, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2022:

059469-AF-3	$170	$163	$7	$163	$148	6/30/2022
225470-M6-7	85	82	3	82	80	6/30/2022
61749W-AK-3	56	55	1	55	54	6/30/2022
12628L-AJ-9	161	151	10	151	151	9/30/2022
02660T-ER-0	11	10	1	10	10	12/31/2022
12667G-AH-6	1,000	999	1	999	936	12/31/2022
Total	XXX	XXX	$23	XXX	XXX	XXX
The Company had no OTTI on loan-backed securities for the year ended December 31, 2022, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2022, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$45,679	$45,560
After one through five	372,210	356,194
After five through ten	637,050	598,032
After ten	1,530,568	1,356,403
Mortgage-backed securities/asset-backed securities	678,033	637,999
Total	$3,263,540	$2,994,188

The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
24

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Proceeds from sales of investments in debt securities during 2022, 2021, and 2020 were $209.4 million, $137.0 million, and $156.4 million; gross gains of $1.6 million, $2.3 million, and $2.2 million and gross losses of $6.0 million, $0.6 million, and $0.3 million were realized on these sales in 2022, 2021 and 2020, respectively.
Proceeds from sales of investments in equity securities during 2022, 2021 and 2020 were $1.1 million, $13.9 million, and $30.2 million; gross gains of $0.5 million, $3.6 million, and $0.9 million and gross losses of $0.0 million, $0.8 million, and $13.3 million, were realized on these sales in 2022, 2021 and 2020, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Realized capital gains (losses)	$(14,600)	$6,866	$(2,818)
Less amount transferred to (from) IMR (net of related taxes (benefits) of $(824) in 2022, $583 in 2021, and $459 in 2020)	(3,101)	2,191	1,727
Less federal income tax expense (benefit) of realized capital gains (losses)	(756)	2,634	111
Net realized capital gains (losses)	$(10,743)	$2,041	$(4,656)

Net investment income was generated from the following for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Debt securities	$149,296	$153,487	$143,253
Equity securities	5,350	6,180	4,313
Mortgage loans	24,098	18,204	15,269
Policy loans	3,906	3,927	4,022
Cash, cash equivalents and short-term investments	516	84	449
Other invested assets	(2,759)	10,626	22,550
Derivatives	—	30,216	—
Other	620	492	623
Gross investment income	181,027	223,216	190,480
Investment expenses	2,419	3,074	2,528
Net investment income	$178,608	$220,142	$187,952

25

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2022, 73.4% of such mortgages, or $370.4 million, involved properties located in Ohio, Indiana, and Florida. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $76.5 million. During 2022, the respective minimum and maximum lending rates for mortgage loans issued were 3.70% and 4.80%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2022, the Company did not reduce interest rates on any outstanding mortgages.
The Company utilizes loan-to-value and debt-service coverage ratios as credit quality indicators for its mortgage loans. The Company updates and analyzes these indicators at least annually. 83.08% of the Company’s mortgage loans were less than 75% loan-to-value and the total portfolio’s debt-service coverage ratio was 2.21 at December 31, 2022, based on the most recent data available.
Low Income Housing Tax Credits
The Company invests in Low Income Housing Tax Credits (LIHTCs) to maximize current tax benefits in the form of tax credits as well as to generate tax losses that may be used to reduce taxable income. The number of years remaining for the unexpired tax credits is 3 to 13 years. The mandatory holding period for the LIHTCs is 17 to 22 years. During 2022, the Company recognized LIHTCs and other tax benefits in the amount of $7.7 million. In 2021, the Company recognized LIHTCs and other tax benefits in the amount of $4.7 million. The book adjusted carry value, less encumbrances, of the Company’s LIHTCs is $136.2 million as of December 31, 2022, and $144.0 million as of December 31, 2021. Annual regulatory reviews are in place to ensure each property qualifies for the tax credits.
See note 8 for discussion on future commitments to provide capital to the LIHTCs.
Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.
26

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

In 2021, pursuant to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation), the Company changed the reporting for product hedging derivatives by electing to record changes in, and settlement of, eligible derivatives through net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. In the third quarter of 2022, the Company received approval from the Ohio Department of Insurance to discontinue use of the prescribed practice and reclassify the 2022 year-to-date net investment income effects of the prescribed practice to the unrealized and realized capital gains (losses) associated with these derivative transactions in accordance with NAIC SAP. The following paragraph presents this change for the current year period, while displaying the prior year periods as reported in their respective filings.
The Company markets equity indexed annuities and universal life policies. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index and Goldman Sachs Multi-Asset Equity index exposure embedded in these products with a net notional amount of $195.2 million and $192.7 million at December 31, 2022 and 2021, respectively. The Company purchases and writes call options to correlate with changes in the annuity and universal life features due to movements in the S&P 500 and Goldman Sachs Multi-Asset Equity index. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options through unrealized gains/losses and the related gains/losses from terminations, maturities or expirations through realized capital gains/losses. The change in fair value was $(27.0) million, $0.0 million, and $(1.4) million for the years ended December 31, 2022, 2021, and 2020, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $(9.9) million, $0.0 million, and $8.8 million for the years ended December 31, 2022, 2021, and 2020, respectively. In 2021, the Company did not recognize realized or unrealized capital gains or losses due to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation). Changes in the fair value of these call options and the related gains/losses from terminations, maturities or expirations were all recognized through net investment income. The amount recognized in net investment income was $30.2 million for the year ended December 31, 2021.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2022 and 2021, $8.5 million and $25.9 million, respectively, of cash collateral has been posted to the Company. At December 31, 2022 and 2021, $0.0 million and $0.0 million, respectively, of cash collateral has been posted by the Company.
27

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2022	2021
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$31,175	$77,342
Gross amounts offset	—	—
Net amount of assets	$31,175	$77,342

Derivative liabilities:
Gross amount of recognized liabilities	$(16,564)	$(39,271)
Gross amounts offset	—	—
Net amount of liabilities	$(16,564)	$(39,271)

28

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, stock warrants, preferred stock, foreign government bonds, and initially rated NAIC 6 residential mortgage-backed securities representing senior and subordinated tranches in securitization trusts containing residential mortgage loans. The fair values of these instruments are determined through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain call options. The fair values of these positions are determined through the use of valuation models that utilize significant unobservable inputs.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
29

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities. The fair value of the stock warrants have been determined through the use of third-party pricing services utilizing market observable inputs.
30

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
31

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2022
Assets:
Bonds, foreign government	$69	$—	$69	$—
Bonds, exchange traded funds	2,738	2,738	—	—
Common stocks, unaffiliated	89,195	89,195	—	—
Common stocks, mutual funds	16,211	16,211	—	—
Preferred stock	10,496	—	10,496	—
Derivative assets	31,175	—	29,457	1,718
Separate account assets*	38,845	38,845	—	—
Total assets	$188,729	$146,989	$40,022	$1,718

Liabilities:
Derivative liabilities	$(16,564)	$—	$(16,564)	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

32

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2021
Assets:
Residential mortgage-backed securities	$1	$—	$1	$—
Bonds, exchange traded funds	3,825	3,825	—	—
Common stocks, unaffiliated	112,171	112,171	—	—
Common stocks, mutual funds	23,033	23,033	—	—
Preferred stock	14,097	—	14,097	—
Derivative assets	77,342	—	72,551	4,791
Separate account assets*	48,052	48,052	—	—
Total assets	$278,521	$187,081	$86,649	$4,791

Liabilities:
Derivative liabilities	$(39,271)	$—	$(39,271)	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Beginning Asset/(Liability) as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2022
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$4,791	$(559)	$(2,648)	$134	$—	$—	$1,718

33

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,921	$—	$—	$(1,787)	$134
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Beginning Asset/(Liability) as of January 1, 2021	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2021
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$4,439	$681	$—	$(329)	$—	$—	$4,791

34

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$1,616	$—	$—	$(1,945)	$(329)
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2022
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$1,718	Black-Scholes-Merton Model	Implied Volatility	7-25.5%

December 31, 2021
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$4,791	Black-Scholes-Merton Model	Implied Volatility	7-14.9%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 and 2021.

35

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Assets:	(In Thousands)
Bonds	$3,263,540	$2,994,188	$7,909	$2,973,945	$12,334
Common stock:
Unaffiliated**	105,772	105,772	105,772	—	—
Mutual funds	16,211	16,211	16,211	—	—
Preferred stock	10,496	10,496	—	10,496	—
Mortgage loans	504,571	465,847	—	—	465,847
Cash, cash equivalents and short-term investments	68,903	68,904	68,904	—	—
Other invested assets, surplus notes	78,848	73,997	—	73,997	—
Securities lending reinvested collateral assets	4,563	4,563	4,563	—	—
Derivative assets	31,175	31,175	—	29,457	1,718
Separate account assets	83,347	78,956	40,135	38,821	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(832,867)	$(814,204)	$—	$—	$(814,204)
Fixed-indexed annuity contracts	(180,581)	(173,443)	—	—	(173,443)
Derivative liabilities	(16,564)	(16,564)	—	(16,564)	—
Cash collateral payable	(8,470)	(8,470)	—	(8,470)	—
Securities lending liability	(63,639)	(63,639)	—	(63,639)	—
Separate account liabilities*	(44,170)	(42,760)	—	—	(42,760)

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
36

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Assets:	(In Thousands)
Bonds	$3,233,621	$3,673,067	$9,792	$3,663,142	$133
Common stock:
Unaffiliated**	128,622	128,622	128,622	—	—
Mutual funds	23,033	23,033	23,033	—	—
Preferred stock	14,097	14,097	—	14,097	—
Mortgage loans	508,075	529,379	—	—	529,379
Cash, cash equivalents and short-term investments	67,609	67,612	67,612	—	—
Other invested assets, surplus notes	69,400	91,605	—	91,605	—
Securities lending reinvested collateral assets	12,410	12,410	12,410	—	—
Derivative assets	77,342	77,342	—	72,551	4,791
Separate account assets	102,753	104,863	50,520	54,343	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(868,671)	$(906,810)	$—	$—	$(906,810)
Fixed-indexed annuity contracts	(176,264)	(175,017)	—	—	(175,017)
Derivative liabilities	(39,271)	(39,271)	—	(39,271)	—
Cash collateral payable	(25,850)	(25,850)	—	(25,850)	—
Securities lending liability	(65,675)	(65,675)	—	(65,675)	—
Separate account liabilities*	(48,891)	(51,792)	—	—	(51,792)

* Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
4. Related-Party Transactions
The Company received payments of principal and interest under mortgage financing arrangements in the amount of $6.5 million, $5.2 million, and $5.6 million in 2022, 2021 and 2020, respectively, on behalf of certain partnerships in which Western and Southern has an equity interest. The principal balance of the mortgage financing arrangements was $105.2 million and $107.7 million at December 31, 2022 and 2021, respectively.
At December 31, 2022 and 2021, the Company had $108.2 million and $120.3 million respectively, invested in various private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of Western and Southern.
In December 2022, the Company received a $50.0 million capital contribution from Western and Southern. The contribution was in the form of cash.
37

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

In March 2021, the Company received a $100.0 million capital contribution from Western and Southern. The contribution was in the form of cash.
In December 2020, the Company received a $50.0 million capital contribution from Western and Southern. The contribution was in the form of cash.
The Company did not have any amounts receivable from parent, subsidiaries and affiliates as of December 31, 2022 or 2021. The Company had $5.3 million and $3.5 million payable to parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
On July 1, 1986, the Company entered into an agreement (the agreement) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2022	2021
	(In Thousands)

Life and annuity reserves	$443,359	$459,574
Accident and health reserves	438	474
38

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Direct premiums	$340,103	$320,507	$289,316
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(45,999)	(46,873)	(44,873)
Net premiums	$294,104	$273,634	$244,443

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	43,962	66,754	60,928
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	66,600	81,107	76,090
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	3,916	4,183	2,820
In 2022, 2021 and 2020, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2022, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2022, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium
39

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2022, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated income tax return of Western and Southern. The Company had a net receivable (payable) from (to) Western and Southern in the amount of $5.3 million and $(0.5) million as of December 31, 2022 and 2021, respectively. The tax years 2014 through 2021 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2022, in the event of future capital losses is $0.0 million, $9.1 million, and $0.1 million from 2022, 2021 and 2020, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$78,035	$3,627	$81,662
(b)	Statutory valuation allowance adjustments	73,065	—	73,065
(c)	Adjusted gross deferred tax assets (a - b)	4,970	3,627	8,597
(d)	Deferred tax assets nonadmitted	(2,724)	2,724	—
(e)	Subtotal net admitted deferred tax assets (c - d)	7,694	903	8,597
(f)	Deferred tax liabilities	7,694	903	8,597
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$—	$—	$—

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$77,828	$3,734	$81,562
(b)	Statutory valuation allowance adjustments	60,923	—	60,923
(c)	Adjusted gross deferred tax assets (a - b)	16,905	3,734	20,639
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	16,905	3,734	20,639
(f)	Deferred tax liabilities	8,795	11,844	20,639
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$8,110	$(8,110)	$—
40

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$207	$(107)	$100
(b)	Statutory valuation allowance adjustments	12,142	—	12,142
(c)	Adjusted gross deferred tax assets (a - b)	(11,935)	(107)	(12,042)
(d)	Deferred tax assets nonadmitted	(2,724)	2,724	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(9,211)	(2,831)	(12,042)
(f)	Deferred tax liabilities	(1,101)	(10,941)	(12,042)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$(8,110)	$8,110	$—

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	55,306
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	7,694	903	8,597
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$7,694	$903	$8,597

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	54,090
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	16,905	3,734	20,639
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$16,905	$3,734	$20,639
41

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	1,216
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(9,211)	(2,831)	(12,042)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(9,211)	$(2,831)	$(12,042)

		2022	2021

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	732%	850%

		12/31/2022
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$4,970	$3,627
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%
(c)	Net Admitted Adjusted Gross DTAs amount	$7,694	$903
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%

		12/31/2021
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$16,905	$3,734
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%
(c)	Net Admitted Adjusted Gross DTAs amount	$16,905	$3,734
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%
42

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		Change
		(5)	(6)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$(11,935)	$(107)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%
(c)	Net admitted adjusted gross DTAs amount	$(9,211)	$(2,831)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	—%
The Company’s tax planning strategies do not include the use of reinsurance.

43

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Current income taxes incurred consist of the following major components:

			12/31/2022	12/31/2021	12/31/2020
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$(14,295)	$(15,130)	$(9,869)
	(b)	Foreign	—	—	—
	(c)	Subtotal	(14,295)	(15,130)	(9,869)
	(d)	Federal income tax on net capital gains	(756)	2,634	111
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(15,051)	$(12,496)	$(9,758)

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2022	12/31/2021	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	40,602	42,055	(1,453)
		(4) Investments	1,715	493	1,222
		(5) Deferred acquisition costs	26,948	26,031	917
		(6) Policyholder dividends accrual	2,060	2,123	(63)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	5,453	5,947	(494)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	892	814	78
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	365	365	—
		(99) Subtotal	78,035	77,828	207
	(b)	Statutory valuation allowance adjustment	73,065	60,923	12,142
	(c)	Nonadmitted	(2,724)	—	(2,724)
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	7,694	16,905	(9,211)
	(e)	Capital
		(1) Investments	3,627	3,734	(107)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	3,627	3,734	(107)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	2,724	—	2,724
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	903	3,734	(2,831)
	(i)	Admitted deferred tax assets (2d + 2h)	$8,597	$20,639	$(12,042)
44

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2022	12/31/2021	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$3,147	$3,032	$115
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	2,376	2,361	15
		(4) Policyholder reserves	2,171	3,402	(1,231)
		(5) Other	—	—	—
		(99) Subtotal	7,694	8,795	(1,101)
	(b)	Capital
		(1) Investments	903	11,844	(10,941)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	903	11,844	(10,941)
	(c)	Deferred tax liabilities (3a99 + 3b99)	$8,597	$20,639	$(12,042)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$—	$—	$—
Among the more significant book-to-tax adjustments were the following:

	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$(3,896)	21.00%	$(3,187)	21.00%	$(7,517)	21.00%
Dividends received deduction	(454)	2.45	(269)	1.77	(227)	0.63
Tax credits	(6,623)	35.70	(4,358)	28.72	(3,534)	9.87
Other invested assets and nonadmitted changes	103	(0.56)	(24)	0.16	(53)	0.15
Statutory valuation allowance	12,141	(65.45)	(7,446)	49.06	5,310	(14.83)
Other	(173)	0.94	(1,148)	7.55	600	(1.68)
Total statutory income taxes	$1,098	(5.92)%	$(16,432)	108.26%	$(5,421)	15.14%

Federal taxes incurred	$(15,051)	81.13%	$(12,496)	82.33%	$(9,758)	27.26%
Change in net deferred income taxes	16,149	(87.05)	(3,936)	25.93	4,337	(12.12)
Total statutory income taxes	$1,098	(5.92)%	$(16,432)	108.26%	$(5,421)	15.14%
At December 31, 2022, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted during the reporting period on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and does not expect to be liable for the CAMT in 2023.
45

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2022 and 2021, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is unable to pay dividends in 2023 without seeking prior regulatory approval due to having no earned surplus as of December 31, 2022.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2022, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2022, excluding those related to Low Income Housing Tax Credits, the Company has no material future commitments to provide additional capital contributions to investments in joint ventures, limited partnerships and limited liability companies.
At December 31, 2022, the Company has future commitments to provide additional capital contributions of $121.1 million to joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.
46

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2022, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$—	$44,170	$—	$44,170	5.7%
At book value less current surrender charge of 5% or more	120,075	—	—	120,075	15.5
At fair value	—	—	—	—	—
Total with adjustment or at fair value	120,075	44,170	—	164,245	21.2
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	577,777	—	—	577,777	74.6
Not subject to discretionary withdrawal	32,516	—	—	32,516	4.2
Total individual annuity reserves (before reinsurance)	730,368	44,170	—	774,538	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$730,368	$44,170	$—	$774,538
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$50,275	$499	$—	$50,774

47

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,499	$—	$—	$2,499	100.0%
Total group annuity reserves (before reinsurance)	2,499	—	—	2,499	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$2,499	$—	$—	$2,499

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$72,932	$—	$—	$72,932	20.8%
Not subject to discretionary withdrawal	278,489	—	—	278,489	79.2
Total deposit-type contract liability (before reinsurance)	351,421	—	—	351,421	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$351,421	$—	$—	$351,421

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
48

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	408,589	408,432	422,309	—	—	—
Universal life with secondary guarantees	536,668	477,649	1,224,227	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	631,224	512,650	535,940	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	354,474	369,015	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	2,631	2,620	4,762	38,845	38,676	38,492
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	155,776	XXX	XXX	—
Accidental death benefits	XXX	XXX	62	XXX	XXX	—
Disability - active lives	XXX	XXX	2,905	XXX	XXX	—
Disability - disabled lives	XXX	XXX	9,391	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	1,579,112	1,755,825	2,724,387	38,845	38,676	38,492
Reinsurance Ceded	—	—	49,308	—	—	—
Net life reserves	$1,579,112	$1,755,825	$2,675,079	$38,845	$38,676	$38,492
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $330.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.
49

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

FHLB Capital Stock - General Account:

	December 31
	2022	2021
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$3,703	$4,306
Membership stock - Class B	—
Activity stock	11,941	11,248
Excess stock	933	897
Aggregate total	$16,577	$16,451
Actual or estimated borrowing capacity as determined by the insurer	$330,000	$320,000
Collateral Pledged to FHLB - General Account:

	2022				2021
				Borrowed				Borrowed
			Aggregate	at Time of			Aggregate	at Time of
	Fair	Carrying	Total	Maximum	Fair	Carrying	Total	Maximum
	Value	Value	Borrowing	Collateral	Value	Value	Borrowing	Collateral
	(In Thousands)
Total as of reporting date	$407,892	$441,109	$279,611	XXX	$401,803	$381,154	$269,211	XXX
Maximum during reporting period	$407,892	$441,109	XXX	$279,611	$411,499	$388,260	XXX	$269,211
Borrowing from FHLB - General Account:

	2022			2021
		Reserves	Maximum		Reserves
	At	Established	Amount	At	Established
	Reporting	at Reporting	During	Reporting	at Reporting
	Date	Date	Period	Date	Date
	(In Thousands)
Funding agreements	$279,611	$278,489	$277,611	$269,211	$266,605
Debt	—	XXX	20,427	—	XXX
Aggregate total	$279,611	$278,489	$298,038	$269,211	$266,605
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

50

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.
The Company’s nonguaranteed separate account consists of subaccounts available through variable universal life insurance policies. The net investment experience of each subaccount is credited directly to the variable universal life policyholders and can be positive or negative. The death benefit and cash value under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate account.

Information regarding the separate account of the Company as of and for the year ended December 31, 2022, is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Account	Total
	(In Thousands)

Premiums, considerations or deposits	$1,930	$1,221	$3,151

Reserves for separate accounts with assets at:
Fair value	$—	$38,492	$38,492
Amortized cost	44,170	—	44,170
Total reserves	$44,170	$38,492	$82,662

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$44,170	$—	$44,170
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	38,492	38,492
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	44,170	38,492	82,662
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$44,170	$38,492	$82,662
51

Columbus Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2022, is presented below:

2022
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$3,151
Transfers from separate accounts	9,339
Net transfers to (from) separate accounts	(6,188)

Reconciling adjustments:
Policy deductions and other expenses	132
Other account adjustments	—
Transfers as reported in the Summary of Operations of the Company	$(6,056)

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2022, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$552	$1
Ordinary renewal	9,278	11,994
Total	$9,830	$11,995

52

Supplementary Information
53

Place Holder for EY Letter
54

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Investment income earned:
U.S. Government debt securities	$434
Other debt securities (unaffiliated)	148,862
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	629
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	4,722
Common stocks of affiliates	—
Mortgage loans	24,098
Real estate	—
Premium notes, policy loans and liens	3,906
Cash on hand and on deposit	412
Short-term investments	103
Other invested assets	(2,759)
Derivative instruments	—
Aggregate write-ins for investment income	620
Gross investment income	$181,027

Real estate owned (book value less encumbrances)	$—

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	504,571
Mezzanine real estate loan	—
Total mortgage loans	$504,571

Mortgage loans by standing (book value):
Good standing	$504,571
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$338,358
Collateral loans	$78,555

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$10,496
Common stocks	$—

55

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$180,165
Over 1 year through 5 years	791,958
Over 5 years through 10 years	760,121
Over 10 years through 20 years	660,758
Over 20 years	908,724
No maturity date	2,738
Total by maturity	$3,304,464

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,558,925
NAIC 2	1,517,512
NAIC 3	184,085
NAIC 4	36,684
NAIC 5	6,860
NAIC 6	398
Total by NAIC designation	$3,304,464
Total debt securities publicly traded	$2,181,700
Total debt securities privately placed	$1,122,764

Preferred stocks (statement value)	$10,496
Common stocks (market value)	$121,983
Short-term investments (book value)	$2,250
Securities lending reinvested collateral assets (book value)	$4,563
Options, caps and floors owned (statement value)	$31,175
Options, caps and floors written and in-force (statement value)	$(16,564)
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$(2,939)

Life insurance in-force:
Industrial	$—
Ordinary	$12,533,377
Credit life	$—
Group life	$—

Amount of accidental death insurance in-force under ordinary policies	$84,301

56

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$—
Ordinary	$1,348,398
Credit life	$—
Group life	$—

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$19,586
Amount of income payable	$3,237
Ordinary – involving life contingencies:
Amount of income payable	$1,217
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$4,649
Deferred–fully paid–account balance	$749,182
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$489
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$4
Group	$—
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$292,412
Dividend accumulations – account balance	$21,983

57

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Claim payments 2022:
Group accident and health:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—
Other accident and health:
2022	$4
2021	$—
2020	$9
2019	$3
2018	$—
Prior	$127
Other coverages that use developmental methods to calculate claims reserves:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—

58

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH SIS
59

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH SIRI
60

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH SIRI
61

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH SIRI
62

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH SIRI
63

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH SIRI
64

Columbus Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH SIRI
65

Columbus Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2022, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2022 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.
66

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2022, 2021 and 2020
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the three years ended December 31, 2021, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the three years ended December 31, 2021.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
April 18, 2022

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2022	2021
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,769,710	$2,872,422
Preferred and common stocks	902,050	1,030,590
Investments in common stocks of subsidiaries	4,592,609	4,525,844
Mortgage loans	55,841	56,947
Policy loans	142,493	145,308
Real estate:
Properties held for the production of income	833	859
Properties occupied by the Company	24,705	21,600
Cash, cash equivalents and short-term investments	22,479	358,026
Receivable for securities	3,296	6,797
Derivatives	196	107
Securities lending reinvested collateral assets	17,779	33,628
Other invested assets	2,471,001	2,184,728
Total cash and invested assets	11,002,992	11,236,856

Investment income due and accrued	38,913	38,886
Premiums deferred and uncollected	47,582	47,860
Current federal income taxes recoverable	36,220	3,958
Net deferred income tax asset	—	11,784
Receivables from parent, subsidiaries and affiliates	50,439	42,967
Other admitted assets	15,104	14,627
Separate account assets	1,131,631	1,284,662
Total admitted assets	$12,322,881	$12,681,600

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,795,292	$2,761,878
Accident and health reserves	143,743	274,116
Liability for deposit-type contracts	183,197	189,368
Policy and contract claims	53,974	56,825
Dividends payable to policyholders	33,995	32,815
Premiums received in advance	2,953	3,280
Total policy and contract liabilities	3,213,154	3,318,282

General expense due and accrued	44,050	63,910
Net deferred income tax liability	10,799	—
Transfer to (from) separate accounts due and accrued, net	(9)	(13)
Asset valuation reserve	370,006	503,845
Interest maintenance reserve	57,350	59,159
Other liabilities	419,442	479,102
Liability for postretirement benefits other than pensions	94,468	154,087
Payable for securities lending	80,925	62,436
Separate account liabilities	1,131,631	1,284,662
Total liabilities	5,421,816	5,925,470

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,499	995,354
Paid-in surplus	607,103	417,103
Accumulated surplus	5,295,963	5,341,173
Total capital and surplus	6,901,065	6,756,130
Total liabilities and capital and surplus	$12,322,881	$12,681,600
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$214,967	$220,346	$226,232
Net investment income	481,052	542,715	332,996
Considerations for supplementary contracts with life contingencies	31	8	54
Amortization of the interest maintenance reserve	6,802	6,688	5,885
Commissions and expenses on reinsurance ceded	1,061	1,055	1,071
Other revenues	209	339	—
Total premiums and other revenues	704,122	771,151	566,238

Benefits paid or provided:
Death benefits	143,821	153,175	154,116
Annuity benefits	52,603	51,804	89,657
Disability and accident and health benefits	10,903	17,541	15,384
Surrender benefits	40,283	41,512	49,337
Payments on supplementary contracts with life contingencies	237	276	311
Other benefits	2,537	6,246	3,450
Increase in policy reserves and other policyholders’ funds	(91,642)	33,034	29,300
Total benefits paid or provided	158,742	303,588	341,555

Insurance expenses and other deductions:
Commissions	14,795	13,563	18,044
General expenses	146,735	197,470	146,416
Net transfers to (from) separate account	(52,808)	(51,774)	(89,609)
Reserve adjustments on reinsurance assumed	48	—	(87)
Other deductions	(52,197)	60,850	32,322
Total insurance expenses and other deductions	56,573	220,109	107,086

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	488,807	247,454	117,597

Dividends to policyholders	47,950	43,535	47,249
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	440,857	203,919	70,348
Federal income tax expense (benefit), excluding tax on capital gains	34,062	30,313	(21,345)
Gain (loss) from operations before net realized capital gains (losses)	406,795	173,606	91,693
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(3,985)	(74,945)	8,870
Net income (loss)	$402,810	$98,661	$100,563
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2020	$2,500	$869,622	$4,555,862	$5,427,984
Net income (loss)	—	—	100,563	100,563
Change in net deferred income tax	—	—	(26,657)	(26,657)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($24,444))	—	—	(78,402)	(78,402)
Change in net unrealized foreign exchange capital gain (loss)	—	—	808	808
Change in surplus notes	—	85	—	85
Net change in nonadmitted assets and related items	—	—	122,778	122,778
Change in asset valuation reserve	—	—	79,427	79,427
Change in unrecognized post retirement benefit obligation	—	—	(13,846)	(13,846)
Capital contribution	—	45,000	—	45,000
Balance, December 31, 2020	2,500	914,707	4,740,533	5,657,740
Net income (loss)	—	—	98,661	98,661
Change in net deferred income tax	—	—	30,231	30,231
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $111,301)	—	—	625,648	625,648
Change in net unrealized foreign exchange capital gain (loss)	—	—	(2,287)	(2,287)
Change in surplus notes	—	497,750	—	497,750
Net change in nonadmitted assets and related items	—	—	67,456	67,456
Change in asset valuation reserve	—	—	(258,434)	(258,434)
Dividends to stockholder	—	—	(50,000)	(50,000)
Change in unrecognized post retirement benefit obligation	—	—	89,365	89,365
Balance, December 31, 2021	2,500	1,412,457	5,341,173	6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	$2,500	$1,602,602	$5,295,963	$6,901,065
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$216,066	$221,565	$227,381
Net investment income received	361,478	453,781	220,270
Benefits paid	(258,418)	(275,261)	(307,163)
Net transfers from (to) separate accounts	52,812	51,778	89,607
Commissions and expense paid	(218,473)	(158,324)	(158,658)
Dividends paid to policyholders	(46,770)	(47,553)	(50,922)
Federal income taxes recovered (paid)	(75,259)	2,619	(24,905)
Other, net	1,269	1,394	1,071
Net cash from (for) operations	32,705	249,999	(3,319)

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	561,910	236,424	304,543
Preferred and common stocks	396,955	315,580	697,505
Mortgage loans	1,107	970	18,381
Real estate	—	771	725
Other invested assets	291,307	528,139	274,324
Net gains (losses) on cash, cash equivalents and short-term investments	(18)	(30)	24
Miscellaneous proceeds	19,350	44,383	8,338
Net proceeds from investments sold, matured or repaid	1,270,611	1,126,237	1,303,840

Cost of investments acquired:
Debt securities	(462,989)	(347,164)	(223,910)
Preferred and common stocks	(816,114)	(807,957)	(477,124)
Mortgage loans	—	—	(7,400)
Real estate	(5,348)	(4,228)	(314)
Other invested assets	(563,986)	(533,987)	(291,864)
Miscellaneous applications	(830)	(6,291)	(42,824)
Total cost of investments acquired	(1,849,267)	(1,699,627)	(1,043,436)

Net change in policy and other loans	2,815	7,002	6,401
Net cash from (for) investments	(575,841)	(566,388)	266,805

Financing activities
Surplus notes, capital notes	—	497,635	—
Capital and paid in surplus, less treasury stock	190,000	—	45,000
Borrowed funds	48,967	—	—
Net deposits on deposit-type contract funds and other insurance liabilities	(6,171)	(8,197)	(7,094)
Dividends paid to stockholder	—	(50,000)	—
Other cash provided (applied)	(25,207)	(91,150)	(52,807)
Net cash from (for) financing and miscellaneous sources	207,589	348,288	(14,901)

Net change in cash, cash equivalents and short-term investments	(335,547)	31,899	248,585
Cash, cash equivalents and short-term investments:
Beginning of year	358,026	326,127	77,542
End of year	$22,479	$358,026	$326,127

See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2022, approximately 68.5% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennslyvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,828.7 million and $1,911.4 million were allocated to the Closed Block as of December 31, 2022 and 2021, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $147.4 million and $68.5 million as of December 31, 2022 and 2021, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2022	2021
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	6.1%	6.5%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.8	9.2
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	16.3	17.1
1980 Commissioners Standard Ordinary, 4% - 6%	39.8	39.9
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	23.7	21.8
Other, 2-1/2% - 6%	4.3	4.4
	99.0	98.9
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	1.0	1.1
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As of December 31, 2022 and 2021, reserves of $13.7 million and $15.2 million, respectively, were recorded on in-force amounts of $803.7 million and $899.5 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2022 and 2021. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2022, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $78.7 million and $59.7 million in the general and separate account, respectively. At December 31, 2021, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $61.0 million and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

$0.4 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2022 and 2021, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $62.6 million and $28.6 million at December 31, 2022 and 2021, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2022 and 2021, collateral managed by an unaffiliated agent, which approximated $17.8 million and $33.6 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2022, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2022 and 2021, the fair value of the total collateral in the general account was $80.4 million and $62.2 million, respectively. The fair value of the total collateral in the separate account was $61.1 million and $0.4 million at December 31, 2022 and 2021, respectively, which was all managed by an unaffiliated agent.
The aggregate collateral broken out by maturity date is as follows at December 31, 2022:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	30,672	30,666
31 to 60 days	5,340	5,336
61 to 90 days	5,460	5,440
91 to 120 days	5,549	5,530
121 to 180 days	1,853	1,845
181 to 365 days	5,000	5,000
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	26,575	26,575
Total collateral	$80,449	$80,392

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $80.9 million and $61.1 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no material accounting changes in 2022, 2021, or 2020.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted.
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2022	$567,328	$94,555	$1,149,908	49.3%
2021	592,621	94,555	1,132,673	52.3

	2022	2021
	(In Thousands)

Company Surplus as of September 30	$6,532,219	$6,532,800
Less September 30 electronic data processing	10,318	9,907
Less September 30 net deferred tax assets	51,157	12,663
Less September 30 net positive goodwill	590,967	584,021
Adjusted Company surplus as of September 30	$5,879,777	$5,926,209
Admitted goodwill as a percentage of adjusted surplus	9.6%	10.0%
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2023.
Note 4 describes events that occurred subsequent to the December 31, 2022, financial statement date; the Company sold equity securities to an affiliate, received an ordinary dividend from a subsidiary, and paid an ordinary dividend to its parent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$23,341	$314	$(394)	$23,261
Debt securities issued by states of the U.S. and political subdivisions of the states	9,805	341	—	10,146
Non-U.S. government securities	77,002	23	(12,656)	64,369
Corporate securities	2,385,532	62,279	(235,690)	2,212,121
Commercial mortgage-backed securities	22,852	32	(4,447)	18,437
Residential mortgage-backed securities	120,923	3,874	(11,603)	113,194
Asset-backed securities	130,255	1,844	(8,123)	123,976
Total	$2,769,710	$68,707	$(272,913)	$2,565,504

At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$87,594	$1,949	$(23)	$89,520
Debt securities issued by states of the U.S. and political subdivisions of the states	12,801	2,409	—	15,210
Non-U.S. government securities	89,164	7,036	(808)	95,392
Corporate securities	2,388,268	528,744	(5,628)	2,911,384
Commercial mortgage-backed securities	43,056	1,099	(401)	43,754
Residential mortgage-backed securities	138,700	14,086	(61)	152,725
Asset-backed securities	112,839	14,561	(269)	127,131
Total	$2,872,422	$569,884	$(7,190)	$3,435,116
At December 31, 2022 and 2021, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $90.7 million and $101.5 million, respectively, and an aggregate fair value of $78.3 million and $110.7 million, respectively. As of December 31, 2022 and 2021, such holdings amounted to 3.3% and 3.5%, respectively, of the Company’s investments in debt securities and 0.7% and 0.8%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$44,868	$2,453	$(4,807)	$42,514

Common stocks, unaffiliated	$290,425	$212,017	$(8,987)	$493,455
Common stocks, mutual funds	390,433	1,629	(25,981)	366,081
Common stocks, subsidiaries	3,843,604	956,870	(207,865)	4,592,609
	$4,524,462	$1,170,516	$(242,833)	$5,452,145

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
Preferred stocks	$20,048	$1,017	$(29)	$21,036

Common stocks, unaffiliated	$425,362	$332,783	$(8,916)	$749,229
Common stocks, mutual funds	229,995	30,775	(445)	260,325
Common stocks, subsidiaries	3,498,897	1,182,075	(155,128)	4,525,844
	$4,154,254	$1,545,633	$(164,489)	$5,535,398

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(316)	$4,746	$(78)	$722
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(8,514)	49,059	(4,142)	14,328
Corporate securities	(205,116)	1,258,582	(30,574)	83,859
Commercial mortgage-backed securities(1)	(2,573)	9,681	(1,874)	7,117
Residential mortgage-backed securities(1)	(11,331)	89,104	(272)	2,028
Asset-backed securities(1)	(6,719)	70,775	(1,404)	16,583
Total	$(234,569)	$1,481,947	$(38,344)	$124,637

Preferred stocks	$(4,807)	$26,923	$—	$—

Common stocks, unaffiliated	$(8,987)	$42,253	$—	$—
Common stocks, mutual funds	(25,981)	327,028	—	—
Total	$(34,968)	$369,281	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(13)	$439	$(10)	$325
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(808)	17,696	—	—
Corporate securities	(5,344)	169,484	(284)	5,585
Commercial mortgage-backed securities(1)	(377)	28,862	(24)	1,106
Residential mortgage-backed securities(1)	(19)	2,080	(42)	975
Asset-backed securities(1)	(269)	19,088	—	—
Total	$(6,830)	$237,649	$(360)	$7,991

Preferred stocks	$(29)	$837	$—	$—

Common stocks, unaffiliated	$(8,916)	$64,389	$—	$—
Common stocks, mutual funds	(445)	28,495	—	—
Total	$(9,361)	$92,884	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2022 and 2021, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 13.5% and 4.7% of the carrying value of securities considered temporarily impaired at December 31, 2022 and 2021, respectively. At December 31, 2022, there were a total of 570 securities held that are considered temporarily impaired, 29 of which have been impaired for 12 months or longer. At December 31, 2021, there were a total of 105 securities held that were considered temporarily impaired, 8 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $12.4 million, $3.0 million and $4.8 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The following is a list of each loan-backed security held at December 31, 2022, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2022, where the present value of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2022:
466247-JU-8	$491	$439	$52	$439	$401	06/30/2022
466247-JU-8	435	434	1	434	378	09/30/2022
02660T-ER-0	44	43	1	43	39	12/31/2022
12667G-AH-6	313	312	1	312	293	12/31/2022
61752R-AL-6	153	147	6	147	145	12/31/2022
34918T-AC-0	46,030	39,963	6,067	39,963	28,706	12/31/2022
Total	XXX	XXX	$6,128	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2022, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2022, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$61,465	$61,683
After one through five	166,288	166,255
After five through ten	549,114	558,625
After ten	1,718,813	1,523,334
Mortgage-backed securities/asset-backed securities	274,030	255,607
Total	$2,769,710	$2,565,504
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2022, 2021 and 2020 were $248.3 million, $33.6 million, and $114.5 million; gross gains of $5.1 million, $1.0 million, and $2.5 million and gross losses of $1.0 million, $0.0 million, and $0.4 million were realized on these sales in 2022, 2021 and 2020, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Proceeds from the sales of investments in equity securities during 2022, 2021 and 2020 were $372.1 million, $284.5 million, and $655.6 million; gross gains of $67.6 million, $45.3 million, and $154.6 million and gross losses of $22.3 million, $4.1 million, and $84.4 million were realized on these sales in 2022, 2021 and 2020, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Realized capital gains (losses)	$10,230	$(78,811)	$25,075
Less amount transferred to IMR (net of related taxes (benefits) of $1,327 in 2022, $248 in 2021, and $3,097 in 2020)	4,993	932	11,649
Less federal income tax expense (benefit) of realized capital gains (losses)	9,222	(4,798)	4,556
Net realized capital gains (losses)	$(3,985)	$(74,945)	$8,870
Net investment income was generated from the following for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Debt securities	$141,466	$158,760	$144,132
Equity securities	107,536	32,007	24,798
Mortgage loans	2,318	2,363	6,281
Real estate	9,982	12,377	10,514
Policy loans	10,704	11,067	11,546
Cash, cash equivalents and short-term investments	1,567	688	357
Other invested assets	274,692	390,541	181,415
Other	252	(785)	605
Gross investment income	548,517	607,018	379,648
Investment expenses	67,465	64,303	46,652
Net investment income	$481,052	$542,715	$332,996
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2022, 79.2% of such mortgages, or $44.2 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $21.2 million. During 2022, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2022, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Derivative Instruments
The Company entered into an equity hedge program designed to hedge the market value risks associated with the broad equity market. Hedging this risk reduces the economic sensitivity to price declines. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses. The change in fair value was $0.0 million, $50.6 million, and $(0.7) million for the years ended December 31, 2022, 2021, and 2020, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $0.0 million,$(97.2) million, and $(58.8) million for the years ended December 31, 2022, 2021, and 2020, respectively. The Company closed the hedge in the first quarter of 2021.

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2022	2021
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$196	$107
Gross amounts offset	—	—
Net amount of assets	$196	$107

Derivative liabilities:
Gross amount of recognized liabilities	$—	$—
Gross amounts offset	—	—
Net amount of liabilities	$—	$—

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock, fixed income residual tranches, and stock warrants. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using non-binding broker quotes or other valuation techniques that utilize significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 16.1 years. The Company's unfunded commitment for these investments is $61.9 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $10.33. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Derivative Instruments
The fair values of free-standing derivative instruments, primarily stock warrants, are determined through the use of third-party pricing services or models utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2022
Assets:
Common stocks, unaffiliated	$493,455	$467,200	$—	$23,394	$2,861
Common stocks, mutual funds	366,081	366,081	—	—	—
Preferred stocks	42,514	—	26,917	15,597	—
Other invested assets, fixed income residual tranche	28,701	—	28,701	—	—
Derivative assets	196	—	196	—	—
Separate account assets	1,131,631	709,833	134,147	—	287,651
Total assets	$2,062,578	$1,543,114	$189,961	$38,991	$290,512

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2021
Assets:
Bonds, exchange traded funds	$5,994	$5,994	$—	$—	$—
Common stocks, unaffiliated	749,229	724,931	—	21,416	2,882
Common stocks, mutual funds	260,325	260,325	—	—	—
Preferred stocks	21,036	—	16,809	4,227	—
Other invested assets, fixed income residual tranche	37,091	—	37,091	—
Derivative assets	107	—	107	—	—
Separate account assets	1,284,662	863,058	126,955	—	294,649
Total assets	$2,358,444	$1,854,308	$180,962	$25,643	$297,531

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022 are as follows:

	Beginning Asset/(Liability) as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2022
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$21,416	$—	$848	$—	$—	$1,130	$—	$23,394
Preferred stocks	4,227	—	2,370	—	9,000	—	—	15,597
Total assets	$25,643	$—	$3,218	$—	$9,000	$1,130	$—	$38,991

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to changes in the price source.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	9,000	—	—	—	9,000
Total assets	$9,000	$—	$—	$—	$9,000

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Beginning Asset/(Liability )as of January 1, 2021	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3**	Ending Asset/ (Liability) as of December 31, 2021
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$3,807	$11,422	$—	$6,187	$—	$—	$21,416
Preferred stocks	146	(354)	423	—	2,999	1,013	—	4,227
Separate account assets	21,296	—	—	(5,970)	(15,326)	—	—	—
Total assets	$21,442	$3,453	$11,845	$(5,970)	$(6,140)	$1,013	$—	$25,643

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to perpetual preferred stocks being carried at fair value and not on the basis of designation.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$13,326	$—	$(7,139)	$—	$6,187
Preferred stocks	2,999	—	—	—	2,999
Separate account assets	—	—	(15,326)	—	(15,326)
Total Assets	$16,325	$—	$(22,465)	$—	$(6,140)

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 and 2021.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,769,710	$2,565,504	$8,887	$2,553,262	$3,355	$—
Common stock:
Unaffiliated	493,455	493,455	467,200	—	23,394	2,861
Mutual funds	366,081	366,081	366,081	—	—	—
Preferred stock	42,514	42,514	—	26,917	15,597	—
Mortgage loans	55,841	50,158	—	—	50,158	—
Cash, cash equivalents and short-term investments	22,479	22,479	22,479	—	—	—
Other invested assets:
Surplus notes	39,025	35,761	—	35,761	—	—
Fixed income residual tranche	28,701	28,701	—	28,701	—	—
Securities lending reinvested collateral assets	17,779	17,779	17,779	—	—	—
Derivative assets	196	196	—	196	—	—
Separate account assets	1,131,631	1,131,631	709,833	134,147	—	287,651

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,823)	$(2,733)	$—	$—	$(2,733)	$—
Securities lending liability	(80,925)	(80,925)	—	(80,925)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,872,422	$3,435,116	$22,763	$3,411,353	$1,000	$—
Common stock:
Unaffiliated	749,229	749,229	724,931	—	21,416	2,882
Mutual funds	260,325	260,325	260,325	—	—	—
Preferred stock	21,036	21,036	—	16,809	4,227	—
Mortgage loans	56,947	60,477	—	—	60,477	—
Cash, cash equivalents and short-term investments	358,026	358,111	358,111	—	—	—
Other invested assets:
Surplus notes	33,881	45,117	—	45,117	—	—
Fixed income residual tranche	37,091	37,091	—	37,091	—	—
Securities lending reinvested collateral assets	33,628	33,628	33,628	—	—	—
Derivative assets	107	107	—	107	—
Separate account assets	1,284,662	1,284,662	863,058	126,955	—	294,649

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(3,503)	$(3,710)	$—	$—	$(3,710)	$—
Securities lending liability	(62,436)	(62,436)	—	(62,436)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2022, are $1.3 billion and $1.8 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2022	2021
	(In Thousands)
Integrity:
Admitted Assets	$9,377,215	$9,956,305
Liabilities	8,081,440	8,474,871
Statutory Surplus	$1,295,775	$1,481,434
Net Income	$5,477	$51,418

WSLAC:
Admitted Assets	$25,363,432	$19,537,565
Liabilities	23,586,209	17,998,269
Statutory Surplus	$1,777,223	$1,539,296
Net Income	$(84,549)	$118,421

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $18.1 million, $39.0 million, and $14.9 million in 2022, 2021 and 2020, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $267.3 million and $266.7 million at December 31, 2022 and 2021, respectively.
At December 31, 2022 and 2021, the Company had $275.7 million and $113.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the company.
At December 31, 2022 and 2021, the Company had $709.4 million and $650.3 million respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2022 and 2021, the Company had $1,214.0 million and $1,035.5 million respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.
In March 2023, the Company paid a $245.0 million ordinary dividend to its parent, WSFG, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

In March 2023, the Company received a $150.0 million ordinary dividend from its subsidiary, WSLAC, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.
In February and March 2023, the Company sold equity securities to National for $50.0 million and $30.0 million in cash, respectively, which was referenced in Note, 1 Subsequent Events.
In December 2022, the Company received a $190.0 million capital contribution from its parent, WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to its subsidiary, WSLAC. The contribution was in the form of cash.
In December 2022, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from is subsidiary, Integrity. The dividend was in the form of cash.
In December 2021, the company paid a $250.0 million capital contribution to its subsidiary, WSLAC. The contribution was in the form of cash.
In November 2021, the Company paid a $50.0 million ordinary dividend to its parent, WSFG. The dividend was in the form of cash.
In March 2021, the Company paid a $100.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In December 2020, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In September 2020, the Company entered into a Pension Risk Transfer agreement with its subsidiary, WSLAC. Refer to Note 10 for more detail.
The Company had $50.4 million and $43.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The Company had $0.5 million and $38.7 million payable to parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $443.8 million and $460.0 million at December 31, 2022 and 2021, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.9 million and $0.9 million at December 31, 2022 and 2021, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Direct premiums	$220,548	$225,660	$231,552
Assumed premiums:
Affiliates	1,185	1,203	1,285
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(6,766)	(6,517)	(6,605)
Net premiums	$214,967	$220,346	$226,232

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	2,401	4,696	4,856
Policy and contract liabilities:
Affiliates	443,797	460,048	478,114
Nonaffiliates	30,758	28,786	26,517
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	221	303	126
In 2022, 2021 and 2020, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2022, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2022, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2022, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $36.2 million and $4.0 million at December 31, 2022 and 2021, respectively. The tax years 2014 through 2021 remain subject to examination by major tax jurisdictions.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2022, in the event of future capital losses is $27.6 million, $61.2 million, and $0.0 million from 2022, 2021 and 2020, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$180,314	$13,498	$193,812
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	180,314	13,498	193,812
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	180,314	13,498	193,812
(f)	Deferred tax liabilities	167,632	36,979	204,611
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$12,682	$(23,481)	$(10,799)

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$269,180	$8,236	$277,416
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	269,180	8,236	277,416
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	269,180	8,236	277,416
(f)	Deferred tax liabilities	192,438	73,194	265,632
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$76,742	$(64,958)	$11,784

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(88,866)	$5,262	$(83,604)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(88,866)	5,262	(83,604)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(88,866)	5,262	(83,604)
(f)	Deferred tax liabilities	(24,806)	(36,215)	(61,021)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$(64,060)	$41,477	$(22,583)

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$13,498	$13,498
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,349	—	39,349
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,349	—	39,349
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	982,746
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	140,965	—	140,965
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$180,314	$13,498	$193,812

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,963	$1,963
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	9,821	—	9,821
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	9,821	—	9,821
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	941,551
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	259,359	6,273	265,632
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$269,180	$8,236	$277,416

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$11,535	$11,535
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	29,528	—	29,528
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	29,528	—	29,528
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	41,195
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(118,394)	(6,273)	(124,667)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(88,866)	$5,262	$(83,604)

	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	848%	958%

		12/31/2022
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$180,314	$13,498
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%
(c)	Net admitted adjusted gross DTAs amount	$180,314	$13,498
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$269,180	$8,236
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	0.71%
(c)	Net admitted adjusted gross DTAs amount	$269,180	$8,236
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	0.71%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$(88,866)	$5,262
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.25%
(c)	Net admitted adjusted gross DTAs amount	$(88,866)	$5,262
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.25%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2022	12/31/2021	12/31/2020
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$33,781	$30,114	$(21,594)
	(b)	Foreign	281	199	249
	(c)	Subtotal	34,062	30,313	(21,345)
	(d)	Federal income tax on net capital gains	9,222	(4,798)	4,556
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$43,284	$25,515	$(16,789)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2022	12/31/2021	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	30,684	59,306	(28,622)
		(4) Investments	28,658	32,310	(3,652)
		(5) Deferred acquisition costs	18,992	18,607	385
		(6) Policyholder dividends accrual	3,596	6,853	(3,257)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	50,512	101,026	(50,514)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	43,517	30,693	12,824
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	4,355	20,385	(16,030)
		(99) Subtotal	180,314	269,180	(88,866)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	180,314	269,180	(88,866)
	(e)	Capital
		(1) Investments	13,498	8,236	5,262
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	13,498	8,236	5,262
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	13,498	8,236	5,262
	(i)	Admitted deferred tax assets (2d + 2h)	$193,812	$277,416	$(83,604)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2022	12/31/2021	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$153,707	$181,504	$(27,797)
		(2) Fixed assets	4,578	625	3,953
		(3) Deferred and uncollected premium	7,585	7,878	(293)
		(4) Policyholder reserves	1,762	2,431	(669)
		(5) Other	—	—	—
		(99) Subtotal	167,632	192,438	(24,806)
	(b)	Capital
		(1) Investments	36,979	73,194	(36,215)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	36,979	73,194	(36,215)
	(c)	Deferred tax liabilities (3a99 + 3b99)	204,611	265,632	(61,021)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(10,799)	$11,784	$(22,583)
Among the more significant book-to-tax adjustments were the following:

	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$94,728	21.00%	$26,273	21.00%	$20,039	21.00%
Dividends received deduction	(3,577)	(0.79)	(2,613)	(2.09)	(1,062)	(1.11)
Tax credits	652	0.14	(1,227)	(0.98)	(1,447)	(1.52)
Other invested assets and nonadmitted change	2,072	0.46	(19,292)	(15.42)	2,403	2.52
Other	(6,506)	(1.44)	(7,857)	(6.28)	(10,065)	(10.54)
Total statutory income taxes	$87,369	19.37%	$(4,716)	(3.77)%	$9,868	10.35%

Federal and foreign taxes incurred	$43,284	9.60%	$25,515	20.39%	$(16,789)	(17.59)%
Change in net deferred income taxes	44,085	9.77	(30,231)	(24.16)	26,657	27.94
Total statutory income taxes	$87,369	19.37%	$(4,716)	(3.77)%	$9,868	10.35%
At December 31, 2022, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted during the reporting period on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and does not expect to be liable for the CAMT in 2023.

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2022 and 2021, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $690.1 million by the end of 2023 without seeking prior regulatory approval based on capital and surplus of $6,901.1 million at December 31, 2022.
The Company currently has the following outstanding surplus notes:

	2022	2021
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,775	$497,690
2021 Notes, 3.75% interest rate, due 2061	497,724	497,665
Total carrying value of surplus notes	$995,499	$995,355

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $35.1 million was recognized from the Notes in 2022 and 2021, respectively. Life-to-date interest expense recognized December 31, 2022, was $130.6 million. There has been no principal paid as of December 31, 2022. As of December 31, 2022, there was unapproved interest of $3.2 million related to 2022 that will come due in 2023. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2022, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2022, the Company has future commitments to provide additional capital contributions of $776.9 million to investments in joint ventures, limited partnerships and limited liability companies.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by the Company’s parent, WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.
The Company has guaranteed one mortgage loan in which the borrower is an affiliated limited liability company involved in development of real estate. This guarantee has a maximum exposure to the Company of $13.3 million for 506 Phelps Holdings, LLC in the event the real estate collateral of the affiliated limited liability company is not sufficient to cover the payment of the loan. The fair value of the real estate collateral at December 31, 2022, was approximately $31.3 million. This loan matures in February 2024.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2022, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$66,977	$—	$—	$66,977	96.1%
Not subject to discretionary withdrawal	2,748	—	—	2,748	3.9
Total individual annuity reserves (before reinsurance)	69,725	—	—	69,725	100.0%
Reinsurance ceded	65,360	—	—	65,360
Net individual annuity reserves	$4,365	$—	$—	$4,365

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,499	$—	$1,070,045	$1,072,544	100.0%
Total group annuity reserves (before reinsurance)	2,499	—	1,070,045	1,072,544	100.0%
Reinsurance ceded	2,499	—	—	2,499
Net group annuity reserves	$—	$—	$1,070,045	$1,070,045

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$204,841	$—	$—	$204,841	100.0%
Not subject to discretionary withdrawal	—	—	—	—	—
Total deposit-type contract liability (before reinsurance)	204,841	—	—	204,841	100.0%
Reinsurance ceded	21,644	—	—	21,644
Total deposit-type contract liability	$183,197	$—	$—	$183,197
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2022, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,761,604	3,118,701	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,509	XXX	XXX	—
Disability - active lives	XXX	XXX	4,316	XXX	XXX	—
Disability - disabled lives	XXX	XXX	19,560	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,761,604	3,146,086	—	—	—
Reinsurance Ceded	—	—	355,159	—	—	—
Net life reserves	$—	$2,761,604	$2,790,927	$—	$—	$—

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$1,208,163	$1,208,854	$154,087	$161,650
Service cost	33,641	35,815	163	248
Interest cost	29,615	25,031	2,921	2,927
Contribution by plan participants	—	—	4,626	4,524
Actuarial (gain) loss	(334,481)	(9,487)	(55,388)	(4,102)
Benefits paid	(53,572)	(52,050)	(11,941)	(11,160)
Plan amendments	—	—	—	—
Settlements	—	—	—	—
Benefit obligation at end of year	$883,366	$1,208,163	$94,468	$154,087

Change in plan assets:
Fair value of plan assets at beginning of year	$1,284,221	$1,172,208	$—	$—
Actual return on plan assets	(160,605)	164,063	—	—
Employer contribution	—	—	7,315	6,636
Plan participants’ contributions	—	—	4,626	4,524
Benefits paid	(53,572)	(52,050)	(11,941)	(11,160)
Settlements	—	—	—	—
Fair value of plan assets at end of year	$1,070,044	$1,284,221	$—	$—

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$186,678	$76,058	$(94,468)	$(154,087)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$186,678	$76,058	$(94,468)	$(154,087)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$817,582	$1,085,849	$94,468	$154,087

*Nonadmitted if overfunded

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Pension Benefits
	2022	2021	2020
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$33,641	$35,815	$29,439
Interest cost	29,615	25,031	32,478
Expected return on plan assets	(91,126)	(83,066)	(76,904)
Amount of recognized gains and losses	9,867	22,281	22,085
Amount of prior service cost recognized	476	(579)	(4,625)
Total net periodic benefit cost (benefit)	$(17,527)	$(518)	$2,473

	Postretirement Medical
	2022	2021	2020
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$163	$248	$286
Interest cost	2,921	2,927	4,344
Amount of recognized gains and losses	(6,777)	(1,838)	(3,387)
Amount of prior service cost recognized	(1,392)	(1,392)	(1,392)
Total net periodic benefit cost (benefit)	$(5,085)	$(55)	$(149)

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$242,238	$354,426	$(28,326)	$(27,454)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(476)	578	1,392	1,392
Net gain and loss arising during the period	(82,750)	(90,484)	(55,388)	(4,102)
Net gain and loss recognized	(9,867)	(22,282)	6,777	1,838
Items not yet recognized as a component of net periodic cost - current year	$149,145	$242,238	$(75,545)	$(28,326)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021

Discount rate	3.00%	2.80%	2.88%	2.60%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.25%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021

Discount rate	5.46%	3.00%	5.43%	2.88%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $186.7 million and $76.1 million at December 31, 2022 and 2021, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was increased from 3.00% at December 31, 2021, to 5.46% at December 31, 2022. This resulted in a $327.6 million decrease in the pension benefit obligation in 2022. The discount rate was increased from 2.80% at December 31, 2020, to 3.00% at December 31, 2021. This resulted in a $23.5 million decrease in the pension benefit obligation in 2021.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The asset allocation for the defined benefit pension plan at the end of 2022 and 2021, and the target allocation for 2022 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2022	2022	2021
Asset category:
Equity securities	55%	64%	55%
Fixed income securities	18	12	15
Short-term investments	2	—	5
Other	25	24	25
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company does not have any significant assets carried at fair value that meet the definition of Level 3.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2022:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,040	$—	$2,040	$—
Corporate securities	112,201	—	112,201	—
Residential mortgage-backed securities	777	—	777	—
Asset-backed securities	11,843	—	11,843	—
Equity securities:
Common equity	555,090	513,330	41,760	—
Mutual funds	123,560	123,560	—	—
Preferred stock	2,597	—	2,597	—
Other invested assets:
Private equity and fixed income funds	225,570	—	225,570	—
Surplus notes	2,542	—	2,542	—
Real estate	20,321	—	20,321	—
Other assets	75,090	72,943	2,147	—
Total plan assets	$1,131,631	$709,833	$421,798	$—
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1		Level 2*	Level 3
	(In Thousands)
At December 31, 2021:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$3,019	$—		$3,019	$—
Corporate securities	114,667	—		114,667	—
Residential mortgage-backed securities	1,041	—		1,041	—
Asset-backed securities	2,852	—		2,852	—
Equity securities:
Common equity	659,769	611,743		48,026	—
Mutual funds	174,122	174,122		—	—
Other invested assets:
Private equity and fixed income funds	239,447	—		239,447	—
Surplus notes	3,827	—		3,827	—
Real estate	7,177	—		7,177	—
Other assets	78,741	77,193	`	1,548	—
Total plan assets	$1,284,662	$863,058		$421,604	$—
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2022, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2023. The rate was assumed to decrease gradually to 4.75 percent for 2030 and remain at that level thereafter.
At December 31, 2022, the assets of the Company’s pension include approximately $67.0 million invested in the Touchstone Family of Funds, which are administered by the Company, and $251.4 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2021, the assets of the Company’s pension include approximately $106.5 million invested in the Touchstone Family of Funds, which are administered by the Company, $229.1 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As of December 31, 2022, future benefit payments for the pension plan are expected as follows (in millions):

2023	$56.3
2024	57.0
2025	57.6
2026	58.2
2027	59.0
Five years thereafter	308.0

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2023	$8.1
2024	7.8
2025	7.7
2026	7.4
2027	7.2
Five years thereafter	33.8
The Company did not make any contributions to the pension plan in 2022 and 2021. The Company does not expect to make contributions to the pension plan during 2023.
The Company made contributions to the postretirement medical plan of $7.3 million in 2022 and expects to contribute $72.0 million between 2023 and 2032, inclusive. The Company received no subsidies in 2022. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.0 million, $4.8 million, and $6.8 million for 2022, 2021 and 2020, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2022, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,504	$247
Ordinary renewal	65,274	46,600
Accident and health renewal	417	327
Assumed investment type-contracts	408	408
Total	$69,603	$47,582

Supplementary Information

Place Holder for EY Letter

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Investment income earned:
U.S. Government debt securities	$963
Other debt securities (unaffiliated)	140,502
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	1,392
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	26,144
Common stocks of affiliates	80,000
Mortgage loans	2,318
Real estate	9,983
Premium notes, policy loans and liens	10,704
Cash on hand and on deposit	1,491
Short-term investments	76
Other invested assets	274,692
Derivative instruments	—
Aggregate write-ins for investment income	252
Gross investment income	$548,517

Real estate owned (book value less encumbrances)	$25,538

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	55,841
Mezzanine real estate loan	—
Total mortgage loans	$55,841

Mortgage loans by standing (book value):
Good standing	$55,797
Good standing with restructured terms	$44
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$2,471,001
Collateral loans	$142,493

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$4,592,609

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$107,497
Over 1 year through 5 years	247,337
Over 5 years through 10 years	646,228
Over 10 years through 20 years	711,465
Over 20 years	1,075,673
No maturity date	—
Total by maturity	$2,788,200

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,519,132
NAIC 2	1,178,375
NAIC 3	76,559
NAIC 4	13,134
NAIC 5	1,000
NAIC 6	—
Total by NAIC designation	$2,788,200
Total debt securities publicly traded	$2,120,656
Total debt securities privately placed	$667,544

Preferred stocks (statement value)	$42,514
Common stocks (market value)	$5,452,145
Short-term investments (book value)	$3,500
Securities lending reinvested collateral assets (book value)	$17,779
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$(29,265)

Life insurance in-force:
Industrial	$319,318
Ordinary	$10,750,292
Credit life	$—
Group life	$793,179

Amount of accidental death insurance in-force under ordinary policies	$1,196,825

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$38,967
Ordinary	$1,886,256
Credit life	$—
Group life	$628,795

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$2,104
Amount of income payable	$105
Ordinary – involving life contingencies:
Amount of income payable	$95
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$133
Deferred–fully paid–account balance	$2,823
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$—
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$22,977
Group	$39,889
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$18,174
Dividend accumulations – account balance	$162,469

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Claim payments 2022:
Group accident and health:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—
Other accident and health:
2022	$3,861
2021	$2,203
2020	$275
2019	$450
2018	$126
Prior	$2,020
Other coverages that use developmental methods to calculate claims reserves:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH- SIS

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2022, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2022 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.